UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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[ ]	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to §240.14a-12

Superior Uniform Group, Inc.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Superior Uniform Group, Inc. 10055 Seminole Boulevard Seminole, FL 33772-2539

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD MAY 2, 2013

NOTICE IS HEREBY GIVEN that the Annual Meeting of the shareholders of SUPERIOR UNIFORM GROUP, INC., (the "Company") will be held at the offices of the Company, 10055 Seminole Boulevard, Seminole, Florida, 33772 on May 2, 2013 at 2:00 P.M. (Local Time) for the following purposes:

1.	To elect five Directors to hold office until the next annual meeting of shareholders and until their respective successors are duly elected or appointed and qualified;

2.	To ratify the appointment of Grant Thornton LLP as our independent auditors for the year ending December 31, 2013; and

3.	To approve, on an advisory basis, the compensation of our named executive officers; and

4.
To approve, on an advisory basis, whether the preferred frequency of an advisory vote on the compensation of our named executive officers should be every year, every two years, or every three years; and

5.	To approve the Superior Uniform Group, Inc. 2013 Incentive Stock and Awards Plan; and

6.	To transact such other business as may properly come before the meeting or any adjournment thereof.

The close of business on February 27, 2013 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting and any adjournment thereof.

You are cordially invited to attend the meeting. Whether or not you plan to attend the meeting, please cast your votes as instructed on your proxy card or voting instruction form as promptly as possible to ensure that your shares are represented and voted in accordance with your wishes.

By Order of the Board of Directors,
Seminole, Florida, March 18, 2013	JORDAN M. ALPERT
Secretary

IMPORTANT
TO ENSURE YOUR REPRESENTATION AT THIS MEETING PLEASE MARK,
DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT
PROMPTLY.  THANK YOU.

SUPERIOR UNIFORM GROUP, INC.
10055 Seminole Boulevard
Seminole, Florida  33772

PROXY STATEMENT FOR 2013
ANNUAL MEETING OF SHAREHOLDERS

This proxy statement and the accompanying form of proxy are first being sent to our shareholders on or about March 18, 2013 in connection with the solicitation by our Board of Directors of proxies to be used at our 2013 annual meeting of shareholders (the “Meeting”). The Meeting will be held on Thursday, May 2, 2013, at 2:00 P.M., Eastern Time, at the offices of Superior Uniform Group, Inc. (the “Company,” “we,” “our,” and “us”), 10055 Seminole Boulevard, Seminole, Florida 33772.

Our Board of Directors has designated Michael Benstock and Alan Schwartz, and each or any of them, as proxies to vote the shares of common stock solicited on its behalf. If you sign and return the accompanying form of proxy, you may nevertheless revoke it at any time insofar as it has not been exercised by (1) giving written notice to our Corporate Secretary, (2) delivering a later dated proxy, or (3) attending the Meeting and voting in person. The shares represented by your proxy will be voted unless the proxy is mutilated or otherwise received in such form or at such time as to render it not votable. Proxies will be tabulated by Alliance Advisors.

If the Meeting is adjourned for any reason, at any subsequent reconvening of the Meeting all proxies may be voted in the same manner as the proxies would have been voted at the original convening of the Meeting (except for any proxies that have been properly revoked or withdrawn).

The close of business on February 27, 2013 (the “Record Date”) has been designated as the record date for the determination of shareholders entitled to receive notice of and to vote at the Meeting.  As of February 27, 2013, 6,121,790 shares of the Company's common stock, par value $.001 per share (the "Common Stock"), were issued and outstanding.  Each shareholder will be entitled to one vote for each share of Common Stock registered in his or her name on the books of the Company on the close of business on the Record Date for the Meeting on all matters that come before the Meeting.

INTERNET AVAILABILITY OF PROXY MATERIALS

Under rules approved by the Securities Exchange Commission (“SEC”), the Company is furnishing proxy materials on the Internet in addition to mailing paper copies of the materials to each shareholder of record. Instructions on how to access and review the proxy materials on the Internet can be found on the proxy card sent to shareholders of record and on the Notice of Internet Availability of Proxy Materials (the “Notice”) sent to shareholders who hold their shares in “street name” (i.e. in the name of a broker, bank or other record holder). The Notice will also include instructions for shareholders who hold their shares in street name on how to access the proxy card to vote over the Internet. Voting over the Internet will not affect your right to vote in person if you decide to attend the Meeting.

All shareholders should refer to their enclosed proxy card or their Notice for their viewing, voting and hard copy ordering needs, which may include Internet and telephone voting options.

INTERNET ACCESS OR ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you have previously signed up to receive shareholder materials, including proxy statements and annual reports by mail, you may choose to receive these materials by accessing the Internet in the future, which can help us achieve a substantial reduction in our printing and mailing costs as well as be environmentally friendly. If you choose to receive your proxy materials by accessing the Internet, then before next year’s annual meeting, you will receive a Notice when the proxy materials and annual report are available over the Internet.

Your election to receive your proxy materials by accessing the Internet will remain in effect for all future shareholder meetings unless you revoke it before the meeting by contacting Joan Petronella at our offices at 10055 Seminole Boulevard, Seminole, Florida 33772, phone: (727) 397-9611, ext. 1309.

If you hold your shares in an account at a brokerage firm or bank participating in a “street name” program, you can sign up for electronic delivery of proxy materials in the future by contacting your broker.

HOUSEHOLDING

The Securities and Exchange Commission’s rules permit us to deliver a single set of annual meeting materials to one address shared by two or more of our shareholders. This delivery method is referred to as “householding” and can result in significant cost savings. To take advantage of this opportunity, we have delivered only one Notice or proxy statement and annual report to multiple shareholders who share an address, unless we received contrary instructions from the impacted shareholders prior to the mailing date. We agree to deliver promptly, upon written or oral request, a separate copy of the Notice or annual meeting materials, as requested, to any shareholder at a shared address to which a single copy of those documents was delivered. If you prefer to receive separate copies of the Notice, proxy statement or annual report, contact Joan Petronella at our offices at 10055 Seminole Boulevard, Seminole, Florida, 33772, phone: (727) 397-9611, ext. 1309.

If you are currently a shareholder sharing an address with another shareholder and wish to receive only one copy of future Notices, proxy statements or annual reports for your household, please contact Joan Petronella at our offices at 10055 Seminole Boulevard, Seminole, Florida 33772, phone: (727) 397-9611, ext. 1309.

VOTING SECURITIES
Quorum

The Company’s Bylaws provide that the holders of a majority of the shares of the Company’s common stock issued and outstanding on the Record Date and entitled to vote must be present in person or by proxy at the Meeting in order to have a quorum for the transaction of business. Abstentions will be counted as present for purposes of determining the presence of a quorum. Shares held by brokers, banks or other nominees for beneficial owners will also be counted for purposes of determining whether a quorum is present if the nominee has the discretion to vote on at least one of the matters presented, even though the nominee may not exercise discretionary voting power with respect to other matters and even though voting instructions have not been received from the beneficial owner (a “broker non-vote”).

Votes Required for Approval

For Proposal 1, the five nominees for director receiving the highest number of affirmative votes of the shares present or represented and entitled to be voted for them shall be elected as directors. The approval of Proposals 2, 3 and 5 requires that the number of votes cast in favor of the applicable proposal exceeds the number of votes cast against the proposal.  With respect to Proposal 4 (the frequency of the advisory vote on the compensation of our named executive officers), we have determined to view the alternative receiving the greatest number of votes cast as the advisory vote of the shareholders, although such vote will not be binding on us.  Abstentions and broker non-votes will not be considered as votes cast and, therefore, will not affect the outcome of the vote on any proposals.

We note that your broker will NOT be able to vote your shares with respect to any proposal other than Proposal 2 (ratification of auditors) if you have not provided directions to your broker. We strongly encourage you to submit your proxy card and exercise your right to vote as a shareholder.

ELECTION OF DIRECTORS (Proposal 1)

The Bylaws of the Company set the size of the Board of Directors at not less than three nor more than nine members.  The size of the Board of Directors is currently set at seven members. Gerald M. Benstock and Kenneth Hooten notified the Company that they have decided not to stand for re-election to the Board of Directors at the Meeting.  As described below, the Board of Directors is nominating five (5) Directors to be elected at the Meeting.  The Board of Directors determined to maintain its current size of seven members, and, as it deems appropriate, seek to fill the vacancies resulting from nominating fewer nominees than authorized by the Company’s Bylaws.  Directors hold their positions until the annual meeting at which time their term expires and their respective successors are elected and qualified.

The Board of Directors recommends that five (5) Directors be elected at the Meeting to hold office until the Company's annual meeting in 2014 and until their successors are duly elected and qualified or until their earlier resignation, removal from office or death.  The persons designated as nominees for election as director to serve the term described above are Michael Benstock, Alan D. Schwartz, Sidney Kirschner, Robin Hensley, and Paul Mellini.  See "Management - Directors and Executive Officers" for further information on such nominees. In the event any of the nominees should be unable to serve, which is not anticipated, the Board of Directors may designate substitute nominees, in which event the persons named in the enclosed proxy will vote for such other person or persons for the office of Director as the Board of Directors may recommend.

Shareholders may vote for up to five (5) nominees and the five (5) nominees receiving the highest number of votes shall be elected. Shareholders may not vote cumulatively in the election of Directors.

The Board of Directors recommends a vote “FOR” each of the nominees.

MANAGEMENT

Directors and Executive Officers

The following table sets forth the names and ages of the Company’s director-nominees and executive officers as of March, 2013 and the positions they hold with the Company. Executive officers serve at the pleasure of the Board of Directors.

Name	Age	Position

Sidney Kirschner	78	Chairperson of the Board and a member of the Audit,
		Corporate Governance, Nominating & Ethics,
		Compensation*, and Executive* Committees.
Michael Benstock	57	Chief Executive Officer, Director, and a
		member of the Executive Committee.
Alan D. Schwartz	62	President, Director, and a member of the
		Executive Committee.
Robin M. Hensley	56	Director and a member of the Audit*
		Committee.
Paul Mellini	60	Director and member of the Audit, Corporate
		Governance, Nominating & Ethics*, and
		Compensation Committees.
Peter Benstock	51	Executive Vice President
Andrew D. Demott, Jr.	49	Executive Vice President, Treasurer, and Chief
		Financial Officer.
Jordan M. Alpert	36	Vice President, General Counsel, and Secretary

		* Chairperson of the Committee

The following includes information about the skills, qualities, experience and attributes of each of the nominees and executive officers of the Company:

Michael Benstock has served as Chief Executive Officer of the Company since October 24, 2003.  Mr. Benstock previously served as Co-President of the Company beginning May 1, 1992.  Prior to such date, Mr. Benstock served as Executive Vice President of the Company.  Mr. Benstock also has served as a Director of the Company since 1985.  He also serves as a director of USAmeriBank, Inc. Mr. Benstock’s vast experience with the Company is the reason for his nomination for re-election.

Alan D. Schwartz has served as President of the Company since October 24, 2003. Mr. Schwartz previously served as Co-President of the Company beginning May 1, 1992.  Prior to such date, Mr. Schwartz served as Executive Vice President of the Company.  Mr. Schwartz also has served as a Director of the Company since 1981. Mr. Schwartz’s vast experience with the Company is the reason for his nomination for re-election.

Sidney Kirschner is the Chairperson of the Board of Directors.  He has served in this capacity since July 1, 2012. He has been a Director of the Company since September 25, 1996.  Since December 2010, he has been Executive Vice President of Piedmont Healthcare, a comprehensive healthcare provider in the Southeast region. From March 2006 until December 2010, he was Head of The Alfred and Adele Davis Academy, which is an educational institution for children from kindergarten through eighth grade.  He retired in August 2004 as Chairperson and Chief Executive Officer of Northside Hospital, Inc., positions that he had held since November 1992.  Prior thereto, he served as Chairperson of the Board and President and Chief Executive Officer of National Service Industries, Inc. National Service Industries was a conglomerate, including operations in the textile rental business.  He also currently serves as a director of Crown Crafts, Inc.    Mr. Kirschner’s long tenure and significant contributions on the Board of the Company, and his extensive experience as a chief executive, are the reasons for his nomination for re-election.

Robin M. Hensley has been a Director of the Company since July 28, 2000. She has served as President and Business Development Coach of Raising the Bar since May 2004.  Raising the Bar provides executive coaching, primarily in the area of business development.  Previously, she was President of Personal Construction, LLC from January of 2000 until May 2004. Prior thereto, she was Vice President of Patton Construction from December of 1995 to January 2000.  Her background also includes experience in public accounting with Ernst and Young. Ms. Hensley’s contributions on the Audit Committee, as the chairperson and financial expert, and her extensive experience in executive coaching are the reasons for her nomination for re-election.

Paul Mellini has been a Director of the Company since May 7, 2004.  Mr. Mellini has been CEO and President of Nature Coast Bank in Citrus County, Florida since March 7, 2005.  He was Chief Executive Officer and President of Premier Community Bank of Florida and Premier Community Bank of South Florida from January 2002 until August 2004 and C.E.O. and President of PCB Bancorp Inc. from January 2003 until August 2004. Prior thereto, he was regional president of First Union Bank of the Greater Bay Area from April 1995 to December 2001. Mr. Mellini’s tenure and significant contributions on the Board of the Company, and his extensive experience as a chief executive, are the reasons for his nomination for re-election.

Peter Benstock has served as Executive Vice President of the Company since February 8, 2002.  Before such date, Mr. Benstock served as a Senior Vice President of the Company beginning February 7, 1994. Mr. Benstock was a Director of the Company from 1990 to August 2007.

Andrew D. Demott, Jr. has served as Executive Vice President, Chief Financial Officer, and Treasurer of the Company since May 5, 2010.  Formerly, he served as Senior Vice President, Chief Financial Officer, and Treasurer of the Company since February 8, 2002. Prior to that, he served as Vice President, Chief Financial Officer, and Treasurer of the Company beginning June 15, 1998. Mr. Demott served as the Company’s Secretary from July 31, 1998 through June 14, 2002.  Prior to such dates, Mr. Demott served as an Audit Senior Manager with Deloitte & Touche, LLP since September 1995.  Prior to that date, Mr. Demott was an Audit Manager with Deloitte & Touche LLP since September 1992.

Jordan M. Alpert has served as Vice President, General Counsel, and Secretary of the Company since November 7, 2011.  Before that, he served as secretary since May 6, 2011 and general counsel since March 28, 2011.   Mr. Alpert previously held the position of general counsel for Grand Army Entertainment, LLC during 2010.  He also was an attorney with the firms Grais & Ellsworth LLP and Willkie, Farr & Gallagher LLP during 2001-2011.  Mr. Alpert has been granted Authorized House Counsel status for the Company by the State of Florida.  He is admitted to the New York Bar, Southern District of New York, and Eastern District of New York.

The following family relationships exist between and among the Company's directors, nominees and executive officers. Michael Benstock and Peter Benstock are the sons of Gerald M. Benstock, and Alan D. Schwartz is his son-in-law.

BOARD LEADERSHIP STRUCTURE AND ROLE IN RISK OVERSIGHT

The Board does not have a policy on whether or not the roles of Chief Executive Officer and Chairperson of the Board should be separate and, if they are to be separate, whether the Chairperson of the Board should be selected from the non-employee Directors or be an employee. The Board believes that it should be free to make a choice from time to time in any manner that is in the best interests of the Company and its shareholders.

Effective June 30, 2012, Gerald M. Benstock stepped down from his position as Chairperson of the Board after 62 years of service to the Company.  Effective July 1, 2012, Sidney Kirschner became the Chairperson of the Board. Michael Benstock continues to serve as a Director and Chief Executive Officer. The Board of Directors believes this is the most appropriate structure for the Company at this time because it makes the best use of both individuals’ skills and experiences.

Companies face a variety of risks, including credit risk, liquidity risk, and operational risk. In fulfilling its risk oversight role, the Board focuses on the adequacy of the Company’s risk management process and overall risk management system. The Board believes an effective risk management system will (1) adequately identify the material risks that the Company faces in a timely manner, (2) implement appropriate risk management strategies that are responsive to the Company’s risk profile and specific material risk exposures, (3) integrate consideration of risk and risk management into business decision-making throughout the Company, and (4) include policies and procedures that adequately transmit necessary information with respect to material risks to senior executives and, as appropriate, to the Board or relevant committee.

The full Board also periodically receives information about the Company’s risk management system and the most significant risks that the Company faces. This is principally accomplished through management reports to the Board.  The Board strives to generate serious and thoughtful attention to the Company’s risk management process and system, the nature of the material risks the Company faces, and the adequacy of the Company’s policies and procedures designed to respond to and mitigate these risks.

The Board encourages management to promote a corporate culture that understands risk management and incorporates it into the overall corporate strategy and day-to-day business operations. The Company’s risk management structure also includes an ongoing effort to assess and analyze the most likely areas of future risk for the Company. As a result, the Board periodically asks the Company’s executives to discuss the most likely sources of material future risks and how the Company is addressing any significant potential vulnerability.

DIRECTOR COMMITTEES AND MEETINGS

The Board of Directors held seven meetings during 2012.  In 2012, each incumbent Director attended at least 75% of all meetings of the Board and of each committee of which he/she was a member, except that Mr. Gerald Benstock attended five of the seven Board of Directors meetings.  The Company expects all members of the Board to attend the Company’s annual meeting of shareholders barring other significant commitments or special circumstances.  All of the Company’s Board members, with the exception of Kenneth Hooten, attended the Company’s 2012 annual meeting of shareholders.

The Board has Executive, Audit, Compensation, and Corporate Governance, Nominating & Ethics Committees.

The Board has determined that Mr. Sidney Kirschner, Ms. Robin M. Hensley, Mr. Paul Mellini, and Mr. Kenneth Hooten are independent, as that term is defined by the applicable rules of the Securities and Exchange Commission and The NASDAQ Stock Market LLC® (“NASDAQ”).  The Board has further determined that all members of the Audit, Compensation, and Corporate Governance, Nominating & Ethics Committees are independent and satisfy the relevant Securities and Exchange Commission and NASDAQ independence requirements and other requirements for members of such committees.

The Board conducts an annual self-evaluation and an annual evaluation of the Audit Committee.

Executive Committee

The current members of the Executive Committee are Messrs. Sidney Kirschner, Chairperson, Michael Benstock, and Alan D. Schwartz. Mr. Gerald Benstock was the Chairperson of the Executive Committee during 2012 until he stepped down from such position on June 30, 2012.  The Executive Committee is authorized to act in place of the Board of Directors during periods between Board meetings. The Executive Committee did not hold any formal meetings during 2012.  The Executive Committee acted by unanimous written consent on seven occasions during 2012.  Each action taken by the Executive Committee pursuant to a unanimous written consent was subsequently reviewed and ratified by the Board of Directors.

Audit Committee

The current members of the Audit Committee are Ms. Robin Hensley, Chairperson, and Messrs. Sidney Kirschner and Paul Mellini. The Audit Committee, which was established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, assists the Board of Directors in fulfilling the Board’s responsibilities relating to safeguarding of assets and oversight of the quality and integrity of the accounting, auditing and reporting practices of the Company.  The Board of Directors has determined that each member of the Audit Committee is independent, as that term is defined in NASDAQ listing standards applicable to audit committee members. The Board has also determined that Robin Hensley qualifies as an “audit committee financial expert,” as defined in the rules of the Securities and Exchange Commission.  The Audit Committee met six times during 2012, including two informal meetings.  The Audit Committee has a charter, which may be found on our website at www.superioruniformgroup.com under Investor Information.

The Audit Committee conducts an annual self-evaluation.

Compensation Committee

The current members of the Compensation Committee are Messrs. Sidney Kirschner, Chairperson, and Paul Mellini. The Board of Directors has determined that each member of the Compensation Committee is independent as defined by NASDAQ listing standards applicable to compensation committee members. The Compensation Committee met twice during 2012.  The Compensation Committee has a charter, which was approved by the Board on February 1, 2012, and may be found on our website at www.superioruniformgroup.com under Investor Information.

The duties and responsibilities of the Compensation Committee include to:

●	determine and approve the compensation of the Company's Chief Executive Officer;

●	make recommendations to the Board with respect to executive compensation for executive officers other than the Chief Executive Officer;

●	review, approve, and administer incentive compensation plans and equity-based plans for executive officers, staff vice presidents, and director level employees;

●
review the Company’s incentive compensation arrangements to determine whether they encourage excessive risk-taking, to review and discuss at least annually the relationship between risk management policies and practices and compensation, and to evaluate compensation policies and practices that could mitigate any such risk; and

●	report regularly to the Board regarding its actions and make recommendations to the Board as appropriate.

Our Chief Executive Officer currently initiates the compensation discussions with the Compensation Committee, providing requests and seeking approval from the Committee and the Board of Directors before employment arrangements or bonus plans related to executives of the Company are finalized.  The Compensation Committee approves the annual incentive award for the Chief Executive Officer and each officer below the Chief Executive Officer level based on the Chief Executive Officer's recommendations.  For additional information regarding the Compensation Committee’s processes and procedures for determining executive and director compensation, please see the footnotes to the Summary Compensation Table and Director Compensation for 2012 in the section entitled “Executive and Director Compensation” below.

As part of its decision-making process, the Compensation Committee reviews compensation practices at peer companies in an effort to set total compensation levels that it believes are reasonably competitive.

The Compensation Committee conducts an annual self-evaluation.

Corporate Governance, Nominating & Ethics Committee

The current members of the Corporate Governance, Nominating & Ethics Committee are Messrs. Paul Mellini, Chairperson, Sidney Kirschner and Kenneth Hooten. Mr. Hooten has notified the Company that he will not stand for re-election to the Board of Directors at the Meeting.  The Board of Directors has determined that each member of the Corporate Governance, Nominating & Ethics Committee is independent as defined by NASDAQ listing standards applicable to nominating committee members.

The Corporate Governance, Nominating & Ethics Committee develops and recommends to the Board of Directors a set of corporate governance principles applicable to the Company. It also assists in identifying qualified individuals to become directors and recommends to the Board candidates for all director positions to be filled by the Board or by shareholders of the Company.  The Corporate Governance, Nominating & Ethics Committee held three meetings during 2012.  The Corporate Governance, Nominating & Ethics Committee has a charter, which can be found on our website at www.superioruniformgroup.com under Investor Information.

The Corporate Governance, Nominating & Ethics Committee has recommended the candidates to be nominated to stand for election to the Board of Directors at the Meeting.

The Corporate Governance, Nominating & Ethics Committee conducts an annual self-evaluation.

Nominations of Directors

The Board selects the director nominees to stand for election at the Company’s annual meetings of shareholders and to fill vacancies occurring on the Board based on the recommendations of the Corporate Governance, Nominating & Ethics Committee.  In recommending nominees to serve as directors, the Corporate Governance, Nominating & Ethics Committee will examine each director nominee on a case-by-case basis regardless of who recommended the nominee and take into account all factors it considers appropriate.  However, the Corporate Governance, Nominating & Ethics Committee believes the following minimum qualifications must be met by a director nominee to be recommended to the Board:

●	Each director must display high personal and professional ethics, integrity and values.
●	Each director must have the ability to exercise sound business judgment.
●
Each director must be highly accomplished in his or her respective field, with broad experience at the executive and/or policy-making level in business, government, education, technology or public interest.

●	Each director must have relevant expertise and experience, and be able to offer advice and guidance based on that expertise and experience.
●	Each director must be able to represent all shareholders of the Company and be committed to enhancing long-term shareholder value.
●	Each director must have sufficient time available to devote to activities of the Board and to enhance his or her knowledge of the Company’s business.

The Board also believes the following qualities or skills are necessary for one or more directors to possess:

●
One or more of the directors generally should be active or former chief executive officers of public or private companies or leaders of major organizations, including commercial, scientific, government, educational and other similar institutions.

●	Directors should be selected so that the Board is a diverse body.

The Company believes that it is important for its Board to be comprised of individuals with diverse backgrounds, skills and experiences, and to ensure a fair representation of shareholder interests. To maintain a diverse mix of individuals, primary consideration is given to the depth and breadth of members’ business and civic experience in leadership positions, as well as their ties to the Company’s markets and other similar factors.  The Corporate Governance, Nominating & Ethics Committee does not have a formal diversity policy.  It identifies qualified potential candidates without regard to any candidate’s race, color, disability, gender, national origin, religion or creed.

The Corporate Governance, Nominating & Ethics Committee will consider recommendations for directorships submitted by shareholders. Recommendations for consideration by the Corporate Governance, Nominating & Ethics Committee, including recommendations from shareholders of the Company, should be sent in writing to the Board of Directors, care of the Secretary of the Company, at the Company’s headquarters. Such nominations must include a description of the specific qualifications the candidate possesses and a discussion as to the effect on the composition and effectiveness of the Board.

Compensation Committee Interlocks and Insider Participation

Messrs. Sidney Kirschner and Paul Mellini served as members of the Compensation Committee during the fiscal year ended December 31, 2012.  Neither of these individuals is or has ever been an officer or employee of the Company or any of its subsidiaries.  In addition, neither of these individuals has had any relationship requiring disclosure by the Company under any paragraph of Item 404 of SEC Regulation S-K.  During the fiscal year ended December 31, 2012, none of the Company’s executive officers served as a member of the board of directors or the compensation committee (or other board committee performing equivalent functions) of any other entity that had one or more executive officers serving as members of our Board of Directors or Compensation Committee.

Code of Business and Ethical Conduct

The Company has adopted a Code of Business and Ethical Conduct, which sets forth the guiding principles and rules of behavior by which we operate our Company and conduct our daily business with our customers, vendors, shareholders and employees.  This Code applies to all of the directors and employees of the Company.

The purpose of the Code of Business and Ethical Conduct is to promote honest and ethical conduct and compliance with the law.  The law in many cases is about what we can do; what is legally permissible.  We consider it important to focus on what we should do and what ethical principles we should embrace in guiding our behavior to engender trust and loyalty within our work forces and with all our key stakeholders, customers, suppliers, dealers and investors.  The Code of Business and Ethical Conduct can be found on our website at www.superioruniformgroup.com under Investor Information.

Communications with Board of Directors

Shareholders may communicate with the full Board or individual Directors by submitting such communications in writing to Superior Uniform Group, Inc., Attention: Board of Directors (or the individual director(s)), 10055 Seminole Boulevard, Seminole, Florida 33772.  Such communications will be delivered directly to the Directors.

EXECUTIVE AND DIRECTOR COMPENSATION

Summary Compensation Table for 2012 and 2011

The following table sets forth for each of the Company’s named executive officers: (i) the dollar value of base salary and bonus earned during the years ended December 31, 2012 and 2011; (ii) for option awards, the aggregate grant date fair value computed in accordance with FASB ASC Topic 718; (iii) the dollar value of earnings for services pursuant to awards granted during 2012 and 2011 under non-equity incentive plans; (iv) all other compensation for 2012 and 2011; and, finally, (v) the dollar value of total compensation for 2012 and 2011.

Name and		Salary	Bonus	Option Awards	Non-Equity Incentive Plan Compensation	All Other Compensation	Total
Principal Position	Year	($)	($)	($) (2)	($) (3)	($) (1)	($)
Michael Benstock	2012	441,324	-	71,800	185,022	12,058	710,204
Chief Executive	2011	426,400	-	106,560	359,860	14,037	906,857
Officer

Alan D. Schwartz	2012	354,911	-	61,030	148,794	12,058	576,793
President	2011	341,261	-	88,800	288,007	14,037	732,105

Andrew D. Demott, Jr.	2012	269,100	-	53,850	112,819	12,058	447,827
Executive V.P. & CFO	2011	260,000	-	79,920	219,427	14,037	573,384

(1) The Company provides the named executive officers with certain group life, health, medical and other non-cash benefits generally available to all salaried employees and not included in this column pursuant to SEC rules. The amounts shown in this column include the following: matching contributions on 401(k) deferrals, insurance premiums for a Supplemental Medical Plan, which is a fully insured hospital and medical expense reimbursement plan covering certain key management employees and their dependents, and personal automobile use.

(2) Stock-settled stock appreciation rights (“SAR’s”) and options for our executive officers and other key employees are granted annually in conjunction with the review of the individual performance of our executive officers. This review takes place at the regularly scheduled meeting of the Compensation Committee, which is held in conjunction with the quarterly meeting of our Board in the first quarter of each year.  On February 3, 2012, Mr. Benstock, Mr. Schwartz and Mr. Demott were awarded 12,396, 9,396 and 7,396 SAR’s, respectively. On February 3, 2012, Mr. Benstock, Mr. Schwartz and Mr. Demott were each awarded 7,604 stock options. The SAR’s and stock options were granted with an exercise price of $13.15 per share.  On February 4, 2011, Mr. Benstock, Mr. Schwartz and Mr. Demott were awarded 27,104, 21,104 and 18,104 SAR’s, respectively. On February 4, 2011, Mr. Benstock, Mr. Schwartz and Mr. Demott were each awarded 8,896 stock options. The SAR’s and stock options were granted with an exercise price of $11.24 per share.  Refer to Note 13 – Share-Based Compensation in the Notes to Consolidated Financial Statements included in the Annual Report on Form 10-K filed on March 14, 2013 for the relevant assumptions used to determine the valuation of our share-based awards.  All such awards are granted with an exercise price equal to the closing price of the common stock as reported on NASDAQ.

(3)           The amounts in this column include incentive compensation earned during the respective calendar year.  These amounts are paid during February of the following year.  Our annual incentive bonuses are intended to compensate officers for achieving our annual financial goals at corporate levels (and for achieving measurable individual annual performance objectives).  Our annual incentive bonus plan provides for a cash bonus, dependent upon the level of achievement of the stated corporate goals (and personal performance goals), calculated as a percentage of the officer's base salary. The annual incentive bonus ties incentive compensation to net earnings per share as reported in the Company’s audited financial statements adjusted for certain items (“BEPS”).  Under this plan, the Compensation Committee establishes a BEPS target that must be reached before any bonuses are earned. The target BEPS is based upon the annually established financial growth plan and goal.  The Compensation Committee also establishes for each participant in the plan, including executive officers, individual incentive amounts (“TIA”) that may be earned, in whole or in part, depending upon whether the BEPS target is reached and by how much it is exceeded during the fiscal year. At the target BEPS level, the plan participants will earn a bonus equal to 79% of the TIA in 2013.  In 2012 and 2011, the plan participants would have earned a bonus equal to 79% of the TIA at the target BEPS. For 2013, the target bonus awards (as a percentage of base salary) will be as follows: Chief Executive Officer, 40%; Chief Financial Officer, 40%; President, 40%; and Executive Vice President, 40%. These targets are consistent with the 2012 and 2011 percentages.  The payout continues to increase as BEPS increases and there is no maximum payout for the target bonus.  The BEPS level for 100% payout is equal to $0.72 per share.  The Company’s BEPS was $0.84 for the year ended December 31, 2012 and $1.01 for the year ended December 31, 2011.

Outstanding Equity Awards at 2012 Fiscal Year End

The following table sets forth information regarding outstanding option awards held by the named executive officers at December 31, 2012, including the number of shares underlying both exercisable and unexercisable portions of each stock option and SAR as well as the exercise price and expiration date of each outstanding award.

	Option Awards
Name	Number of	Number of	Equity	Awards	Awards
	Securities	Securities	Incentive	Exercise	Expiration
	Underlying	Underlying	Plan Awards	Price	Date
	Unexercised	Unexercised	Number of	($)	(2)
	Awards (#)	Awards (#)	Securities
	Exercisable	Unexercisable	Underlying
	(1)		Unexercised
			Unearned
			Awards (#)

Michael Benstock,	20,000	-	-	9.80	2/4/2015
Chief Executive	36,000	-	-	11.24	2/4/2016
Officer	20,000	-	-	13.15	2/3/2017

Alan D. Schwartz,	17,000	-	-	9.80	2/4/2015
President	30,000	-	-	11.24	2/4/2016
	17,000	-	-	13.15	2/3/2017

Andrew D. Demott, Jr.,	15,000	-	-	9.80	2/4/2015
Executive V.P. & CFO	27,000	-	-	11.24	2/4/2016
	15,000	-	-	13.15	2/3/2017

(1)	Options and stock-settled stock appreciation rights are exercisable immediately upon grant.
(2)	The expiration date of each grant occurs five years after the date of grant.

Pension Benefits/Retirement Plans

Since 1942, the Company has had a retirement plan (the "Basic Plan") which has been qualified under the Internal Revenue Code.  The Basic Plan is a "defined benefit" plan, with benefits normally beginning at age 65, is non-contributory by an employee, and the Company's contributions are not allocated to the account of any particular employee. All domestic employees of the Company (except employees included in a retirement plan negotiated as part of a union contract) are eligible to participate in the Basic Plan.  The Company also commenced, effective November 1, 1994, the Superior Uniform Group, Inc. Supplemental Pension Plan (the "Supplemental Plan") which is available to certain eligible employees of the Company.  Retirement benefits available under the Supplemental Plan are based on the same provisions as in the qualified plan but ignore the salary limitations imposed by the Internal Revenue Service ($250,000 in 2012).  Accordingly, all eligible employees, regardless of earnings, will receive exactly the same formula distribution upon retirement.

The Supplemental Plan provides benefits based on years of service and earnings above and below the Covered Compensation Base.  The normal monthly retirement benefit is 17.5% of an employee's average monthly compensation during the highest paid five years of the ten years immediately preceding retirement up to his Covered Compensation Base plus 32.5% of such average monthly compensation in excess of his Covered Compensation Base, reduced in the event such employee has less than 25 years of service.  An employee's compensation includes overtime pay, commissions and any bonus received and therefore includes executive officers’ compensation as described in the Salary and Bonus columns of the Summary Compensation Table shown above.  There is no offset in retirement benefits for Social Security benefits or other retirement plans or statutory benefits. Mr. M. Benstock and Mr. Schwartz have the maximum years of service credited.  The Basic Plan was amended as of November 1, 1989. Prior to the amendment, the Basic Plan provided benefits based on years of service and earnings in excess of the Covered Compensation Base (the wage bases on which maximum Social Security taxes are payable).  Benefits accrued prior to November 1, 1989 under the Basic Plan prior to the amendment would be paid, if higher than the sums set forth above.

Nonqualified Deferred Compensation

The Company has no nonqualified defined contribution or other nonqualified deferred compensation plans.

Termination or Change in Control Provisions

We have entered into retention agreements with each of our named executive officers. The retention agreements generally provide that, if within 24 months following a change in control the executive officer’s employment is terminated for reasons other than for cause (as defined in the retention agreement) or by the executive for good reason (as defined in the retention agreement, including the ability for the executive to make an election within a forty-five day period beginning 180 days after a change in control), we will make a lump-sum cash payment to the executive officer equal to two times the sum of the executive officer’s base salary at the rate in effect at the termination date or, if greater, the highest rate in effect at any time during the ninety day period prior to a change in control and the average of the annual cash bonuses paid to the executive during the three full fiscal years prior to the termination date or, if greater, the three full fiscal years immediately prior to the change in control date. The retention agreements also provide that we will continue to provide benefits to each executive for a period of two years after the date of his or her termination. Additionally, the agreements provide for each executive to be paid additional amounts under the Company’s defined benefit plans and defined contribution plans as though they were employed for an additional two years. The current agreements expire on November 23, 2013, but are subject to automatic one-year extensions unless we give the executive officer prior notification. The retention agreements are intended to promote stability and continuity of management should the Company consider a change in control transaction.

Director Compensation for 2012    The following table sets forth information regarding the compensation received by each of the Company's Directors during the year ended December 31, 2012.

	Fees Earned or	Stock	Option	All Other
	Paid in Cash	Awards	Awards	Compensation	Total
Name	($)	($)	($) (1)	($)	($)
Sidney Kirschner	39,500	-	9,345	-	48,845

Robin Hensley	34,000	-	9,345	-	43,345

Paul Mellini	34,000	-	9,345	-	43,345

Kenneth Hooten	28,000	-	9,345	-	37,345

Gerald M. Benstock (2) (3)	10,000	-	-	150,000 (3)	160,000

(1)           Stock options for our non-employee Directors are granted annually.  On May 4, 2012, each of the non-employee Directors was awarded 3,500 options.  The options were granted with an exercise price of $11.75 per share. On May 6, 2011, each of the non-employee Directors was awarded 3,500 options.  The options were granted with an exercise price of $11.10 per share. The amount shown in this column is the aggregate grant date fair value computed in accordance with FASB ASC Topic 718.  Refer to Note 13 – Share-Based Compensation in the Notes to Consolidated Financial Statements included in the Annual Report on Form 10-K filed on March 14, 2013 for the relevant assumptions used to determine the valuation of our option awards.  All such awards are granted with an exercise price equal to the closing price of the common stock as reported on NASDAQ on the date of grant, are exercisable six months from the date of grant, and generally expire ten years after date of grant.  As of December 31, 2012, Mr. Kirschner had 28,500 options outstanding; Ms. Hensley had 28,500 options outstanding; Mr. Mellini had 27,583 options outstanding; Mr. Hooten had 7,000 options outstanding; and Mr. G. Benstock had zero options outstanding.  All such options are exercisable.

(2)           Mr. Gerald M. Benstock was Chairperson of the Board and a salaried employee from January 1, 2012 through June 30, 2012.  He remained a director of the Company through December 31, 2012.  Mr. Benstock received compensation as a director for the period of July 1, 2012 through December 31, 2012.  The amounts in the table relate to his compensation only as a director.

(3)           On December 17, 2012, the Company and Mr. G. Benstock entered into a separation, general release, non-compete, and advisory services agreement.  The agreement has a three-year term that is subject to early termination by either party.  During each year of the term, Mr. Benstock will receive $150,000, for an aggregate amount of up to $450,000, plus payments for, or reimbursements of, certain pre-approved travel, lodging, entertainment, and business expenses.  Mr. Benstock also will retain access to an automobile leased for him by the Company for the remainder of the automobile’s term, and at the Company’s discretion thereafter for the remainder of the term of the agreement.

Directors who are employees of the Company receive no extra compensation for their services as Directors.  The remaining non-employee Directors are compensated on the basis of $3,000 quarterly and up to $2,000 per meeting attended. The non-employee Chairperson of the Board also receives an additional $2,000 quarterly.  Non-employee Directors attending committee meetings on a day other than the day of the Board meeting receive up to $2,000 per meeting of such committee. A non-employee Committee Chairperson receives an additional $1,000 per quarter in Directors’ fees.  Non-employee Directors are entitled to reimbursement for expenses incurred in connection with their attendance at Board of Directors meetings and committee meetings.  In addition, non-employee Directors are also eligible to receive stock option grants pursuant to Superior’s 2003 Incentive Stock and Awards Plan.

SECURITY OWNERSHIP OF MANAGEMENT AND OTHERS

The following table sets forth, as of the Record Date (except as noted), information regarding the beneficial ownership of the Company's Common Stock by (i) each person known to the Company to be the beneficial owner of more than 5% of the Company's Common Stock, (ii) each Director, (iii) each nominee for election as a Director, (iv) each named executive officer,  and (v) all Directors and executive officers as a group.

Except as set forth below, in the case of percentage ownership, the following information is based on 6,121,790 shares of the Company’s Common Stock being outstanding as of the Record Date.  Shares issuable upon exercise of options and SARs within 60 days after the Record Date are deemed to be outstanding for the purpose of computing the percentage ownership and overall voting power of each person deemed to beneficially own such securities, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.

SECURITY OWNERSHIP
Name and Address	Amount and Nature of		Percent of
of Beneficial Owner	Beneficial Ownership (1)		Class

BENSTOCK-SUPERIOR LTD.	1,391,044	(2)	22.7%
10055 Seminole Boulevard
Seminole, Florida 33772

MOCHELLE A. STETTNER	621,724	(9)	10.2%
2331 Lehigh Parkway N.
Allentown, PA 18130

DIMENSIONAL FUND ADVISORS, LP	540,596	(6)	8.8%
6300 Bee Cave Road
Austin, TX 78746

FRANKLIN ADVISORY SERVICES, LLC	456,300	(7)	7.5%
1 Parker Plaza
Fort Lee, NJ 07024

ADVISORY RESEARCH, INC.	371,829	(8)	6.1%
180 N. Stetson
Chicago IL 60601

MICHAEL BENSTOCK	248,990	(4)(10)(11)	4.1%
10055 Seminole Boulevard
Seminole, Florida 33772

GERALD M. BENSTOCK	239,817	(3)	3.9%
10055 Seminole Boulevard
Seminole, Florida 33772

ALAN D. SCHWARTZ	233,638	(5)(10)	3.8%
10055 Seminole Boulevard
Seminole, Florida 33772

PETER BENSTOCK	171,717	(10)	2.8%
10055 Seminole Boulevard
Seminole, Florida 33772

ANDREW D. DEMOTT, JR.	94,378	(10)(11)	1.5%
10055 Seminole Boulevard
Seminole, Florida 33772

SIDNEY KIRSCHNER	32,500	(10)	0.5%
10055 Seminole Boulevard
Seminole, Florida 33772

SECURITY OWNERSHIP (con't)

Name and Address	Amount and Nature of		Percent of
of Beneficial Owner	Beneficial Ownership (1)		Class
ROBIN HENSLEY	29,500	(10)	0.5%
10055 Seminole Boulevard
Seminole, Florida 33772

PAUL MELLINI	28,300	(10)	0.5%
10055 Seminole Boulevard
Seminole, Florida 33772

KENNETH HOOTEN	7,000	(10)	0.1%
10055 Seminole Boulevard
Seminole, Florida 33772

All Directors and Executive Officers
as a group (10 persons)	2,488,884	(2)(3)(4)(5)(10)

(1)             The number of shares beneficially owned is determined under rules promulgated by the Securities and Exchange Commission (the “SEC”), and the information is not necessarily indicative of beneficial ownership for any other purpose.  Under such rules, beneficial ownership includes any shares as to which the individual has sole or shared voting power or investment power and also any shares which the individual has the right to acquire within 60 days after the Record Date through the exercise of any stock option or other right.  Inclusion in the table of such shares, however, does not constitute an admission that the director, nominee, named executive officer or principal stockholder is a direct or indirect beneficial owner of such shares.  Except as set forth herein, the persons listed have sole voting and investment power with respect to the shares referred to in the table.

(2)             Represents shares held of record by Benstock-Superior Ltd., a Florida limited partnership ("Reporting Person").  The general partners of the Reporting Person are Susan B. Schwartz, Michael Benstock and Peter Benstock (the “General Partners”). The General Partners of the Reporting Person each own three hundred thirty-three and one-third (333 1/3) of the one thousand (1,000) total outstanding partnership units. The voting and disposition of the Company's Common Stock owned by the Reporting Person requires approval of a majority of the General Partners pursuant to the limited partnership agreement of the Reporting Person. Accordingly, each General Partner disclaims individual beneficial ownership of the shares of the Company’s Common Stock owned by the Reporting Person.

(3)             Includes 76,540 shares held of record by Mr. Benstock’s wife and 55,184 shares held of record by the Estate of Wendy Benstock, Mr. Benstock’s daughter.  Also includes 31,576 shares held by a trust in which Mr. Benstock is the trustee and has sole investment power. Mr. Benstock disclaims beneficial ownership of such shares held of record by Mr. Benstock’s wife, the Estate of Wendy Benstock and the trust of which Mr. Benstock is trustee.

(4)             Includes 11,300 shares held of record by Mr. Benstock’s wife.  Mr. Benstock disclaims beneficial ownership of such shares.

(5)             Includes 93,544 shares held of record by Mr. Schwartz’s wife.  Mr. Schwartz disclaims beneficial ownership of such shares.

(6)             This disclosure is based on a Schedule 13G/A filed with the Securities and Exchange Commission on February 8, 2013. Dimensional Fund Advisors LP, an investment adviser registered under Section 203 of the Investment Advisors Act of 1940, furnishes investment advice to four investment companies registered under the Investment Company Act of 1940, and serves as investment manager to certain other commingled group trusts and separate accounts (such investment companies, trusts and accounts, collectively referred to as the “Funds”). In certain cases, subsidiaries of Dimensional Fund Advisors LP may act as an adviser or sub-adviser to certain Funds. In its role as investment adviser, sub-adviser and/or manager, neither Dimensional Fund Advisors LP or its subsidiaries (collectively, “Dimensional”) possess voting and/or investment power over the securities of the Issuer that are owned by the Funds, and may be deemed to be the beneficial owner of the shares of the Issuer held by the Funds.  However, all securities reported in this schedule are owned by the Funds. Dimensional disclaims beneficial ownership of such securities.

(7)             This disclosure is based on a Schedule 13G filed with the U.S. Securities and Exchange Commission on February 9, 2009. Franklin Advisory Services, LLC, a registered investment advisor ("Franklin"), may be deemed to have beneficial ownership of 456,300 shares which are beneficially owned by one or more investment companies or other managed accounts that are investment management clients. Franklin has sole voting power and sole disposition power for the reported shares.

(8)             This disclosure is based on a Schedule 13G filed with the Securities and Exchange Commission on February 14, 2013.   Advisory Research, Inc. ("ARI"), a wholly-owned subsidiary of Piper Jaffray Companies and an investment adviser registered under Section 203 of the Investment Advisers Act of 1940, is the beneficial owner of 371,829 shares as a result of acting as investment adviser to various clients.  Piper Jaffray Companies may be deemed to be the beneficial owner of these 371,829 shares through control of ARI.  However, Piper Jaffray Companies disclaims beneficial ownership of such shares.

(9)             Includes 5,144 shares owned by a Trust of which Mrs. Stettner is a Co-Trustee with two of her adult children, 912 shares held as custodian for her children who are now adults, and 2,400 shares owned by Mrs. Stettner’s husband. Mrs. Stettner disclaims beneficial ownership of all of these shares.

(10)           The share ownership of the following individuals includes that number of shares underlying stock awards following his or her name, which are currently exercisable or are exercisable within 60 days of the Record Date, pursuant to the Company’s 2003 and 1993 Incentive and Stock and Awards Plans:  Mr. M. Benstock – 103,000  shares; Mr. Schwartz – 85,000 shares; Mr. P. Benstock – 75,000 shares; Mr. Demott – 75,000 shares; Mr. Kirschner – 28,500 shares; Ms. Hensley – 28,500 shares; Mr. Mellini – 24,583 shares; Mr. Hooten – 7,000 shares; and Mr. Alpert – 12,000 shares.

(11)           Mr. M. Benstock has pledged 32,970 shares as security for a loan.  Mr. Demott has pledged 19,378 shares as security for a loan.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s officers and directors, and persons who beneficially own more than ten percent of a registered class of the Company’s equity securities, to file reports of ownership and changes in ownership with the SEC and NASDAQ. Officers, directors and greater than ten percent beneficial owners are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. Based solely on its review of the copies of such forms received by it and written representations from certain reporting persons that no Forms 5 were required for them, the Company believes that, during its most recently completed fiscal year ended on December 31, 2012, all Section 16(a) reports required to be filed by its officers, directors, and greater than ten percent beneficial owners were timely filed.

CERTAIN TRANSACTIONS

Director and Officer Liability Insurance

As authorized by Section 607.0850(12) of the Florida Business Corporation Act, the Company maintains insurance to indemnify it and its Directors and officers from certain liabilities to the extent permitted by law. Such insurance, in the face amount of $12,000,000, was obtained pursuant to contracts dated August 27, 2012. Under the terms of the contracts, the Company pays an annual premium of $78,690 for the insurance.  No sums have been paid or sought under any such indemnification insurance.  During 2011, such insurance, in the face amount of $13,000,000, was obtained pursuant to a contract dated August 27, 2011.  Under the terms of the contract, the Company paid an annual premium of $75,955 for the insurance.  No sums were paid or sought under any such indemnification insurance.

On December 17, 2012, the Company and Mr. Gerald M. Benstock entered into a separation, general release, non-compete, and advisory services agreement.  The agreement has a three-year term that is subject to early termination by either party.  During each year of the term, Mr. Benstock will receive $150,000, for an aggregate amount of up to $450,000, plus payments for, or reimbursements of, certain pre-approved travel, lodging, entertainment, and business expenses.  Mr. Benstock also will retain access to an automobile leased for him by the Company for the remainder of the automobile’s term, and at the Company’s discretion thereafter for the remainder of the term of the agreement.  Mr. Benstock previously was a salaried employee with the Company.  During 2012, he received $91,000 in salary and $31,443 in non-equity incentive plan compensation and was awarded 12,396 SARs and 7,604 ISOs at $13.15 per share pursuant to the 2003 Incentive Stock and Awards Plan.  During 2011, he received $156,000 in salary and $100,000 in non-equity incentive plan compensation and was awarded 27,104 in SARs and 8,896 in ISOs at $11.24 per share pursuant to the 2003 Incentive Stock and Awards Plan.

REPORT OF THE AUDIT COMMITTEE

The Company’s Audit Committee serves to assist the Board in fulfilling the Board’s responsibilities relating to safeguarding of assets and oversight of the quality and integrity of the accounting, auditing and reporting practices of the Company. The members of the Audit Committee meet the independence and experience requirements of NASDAQ and the Securities and Exchange Commission.

The Company’s management has primary responsibility for the preparation, presentation and integrity of the Company’s financial statements and its financial reporting process. The Company’s independent auditing firm, Grant Thornton LLP, is responsible for expressing an opinion on the conformity of the Company’s audited financial statements to accounting principles generally accepted in the United States of America.   The Audit Committee’s responsibility is to monitor and oversee these processes.  In connection with these responsibilities, the Audit Committee reports as follows:

1. The Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2012 with the Company’s management.

2. The Audit Committee has discussed with Grant Thornton LLP the matters required to be discussed by the statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1., AU section  380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T.

3. The Audit Committee has received the written disclosures and the letter from Grant Thornton LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding Grant Thornton LLP’s communications with the Audit Committee concerning independence, and has discussed with Grant Thornton LLP its independence.

4. Based on the review and discussions referred to in paragraphs (1) through (3) above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2012 for filing with the Securities and Exchange Commission.

BY: Robin Hensley, Sidney Kirschner, and Paul Mellini

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS (Proposal 2)

Although the Audit Committee has the sole authority to appoint the independent auditors, the Audit Committee will continue its long-standing practice of recommending that the Board ask the shareholders, at their annual meeting, to ratify the appointment of the independent auditors. The Audit Committee has appointed Grant Thornton LLP, independent registered public accountants, to audit the financial statements of the Company for the year ending December 31, 2013.

The Company expects representatives of Grant Thornton LLP to be present and available to respond to appropriate questions at the 2013 annual meeting. Representatives of Grant Thornton LLP will have the opportunity to make a statement if they so desire.

Shareholder ratification of the Company's independent registered public accountants is not required by the Company's Bylaws or otherwise.  The Audit Committee and the Board of Directors have elected to seek such ratification as a matter of good corporate practice.  If the shareholders do not ratify this appointment, the Audit Committee will consider the appointment of other auditors.

Audit Fees and All Other Fees

The following table sets forth information regarding fees paid by the Company to Grant Thornton LLP during 2012 and 2011:

	2012	2011
Audit Fees(1)	$223,768	$303,395

Total Fees	$223,768	$303,395

(1)            Fees for audit services include fees associated with the annual audits in 2012 and 2011.

Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors

The Audit Committee has concluded that Grant Thornton LLP's provision of the audit and permitted non-audit services described above is compatible with maintaining Grant Thornton LLP's independence.  The Audit Committee pre-approved all of such services. The Audit Committee has established pre-approval policies and procedures with respect to audit and permitted non-audit services to be provided by its independent auditors.  Pursuant to these policies and procedures, the Audit Committee may form, and delegate authority to, subcommittees consisting of one or more members when appropriate to grant such pre-approvals, provided that decisions of such subcommittee to grant pre-approvals are presented to the full Audit Committee at its next scheduled meeting.  The Audit Committee's pre-approval policies do not permit the delegation of the Audit Committee's responsibilities to management.

The Board of Directors recommends a vote “FOR” the proposal to ratify the appointment of Grant Thornton LLP as our independent auditors for the year ending December 31, 2013.

ADVISORY VOTE ON EXECUTIVE COMPENSATION (Proposal 3)

The Dodd-Frank Wall Street Reform and Consumer Protection Act, enacted in July 2010, requires that we provide our shareholders with the opportunity to vote to approve, on a non-binding, advisory basis, the compensation of our named executives officers as disclosed in this proxy statement in accordance with the compensation disclosure rules of the Securities and Exchange Commission.

We seek to closely align the interests of our named executive officers with the interests of our shareholders. Our compensation programs are designed to reward our named executive officers for the achievement of short-term and long-term strategic and operational goals and the achievement of increased total shareholder return, while at the same time avoiding the encouragement of unnecessary or excessive risk-taking.

The vote on this resolution is not intended to address any specific element of compensation; rather, the vote relates to the compensation of our named executive officers, as described in this proxy statement in accordance with the compensation disclosure rules of the Securities and Exchange Commission. The vote is advisory, which means that the vote is not binding on the Company, our Board of Directors, or the Compensation Committee of the Board of Directors. To the extent there is any significant vote against our named executive officer compensation as disclosed in this proxy statement, the Compensation Committee will evaluate whether any actions are necessary to address the concerns of shareholders.

The affirmative vote of a majority of the shares voted on Proposal 3 is required to approve this proposal.  Abstentions and broker non-votes will not affect the outcome of the vote on this proposal.

Accordingly, we ask our shareholders to vote on the following resolution at the Meeting:

RESOLVED, that the Company’s shareholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Company’s Proxy Statement for the 2013 Annual Meeting of Shareholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the 2012 compensation tables and any related material disclosed in this proxy statement.

The Board of Directors unanimously recommends a vote “FOR” the approval, on an advisory basis, of the compensation of the Company’s named executive officers, as disclosed in this proxy statement.

ADVISORY VOTE ON THE FREQUENCY OF AN ADVISORY VOTE ON EXECUTIVE COMPENSATION (Proposal 4)

The Dodd-Frank Wall Street Reform and Consumer Protection Act also provides that shareholders must be given the opportunity to vote, on a non-binding, advisory basis, for their preference as to how frequently we should seek future advisory votes on the compensation of our named executive officers as disclosed in accordance with the compensation disclosure rules of the Securities and Exchange Commission, which we refer to as an advisory vote on executive compensation. By voting with respect to this Proposal 4, shareholders may indicate whether they would prefer that we conduct future advisory votes on executive compensation once every one, two, or three years. Shareholders also may, if they wish, abstain from casting a vote on this proposal.

Our Board of Directors has determined that an advisory vote on executive compensation that occurs once every three years is the most appropriate alternative for the Company and therefore our Board recommends that you vote for a three-year interval for the advisory vote on executive compensation. In determining to recommend that shareholders vote for a frequency of once every three years, the Board considered how an advisory vote at this frequency will provide our shareholders with sufficient time to evaluate the effectiveness of our overall compensation philosophy, policies and practices in the context of our long-term business results for the corresponding period, while avoiding over-emphasis on short term variations in compensation and business results. An advisory vote occurring once every three years will also permit our shareholders to observe and evaluate the impact of any changes to our executive compensation policies and practices which have occurred since the last advisory vote on executive compensation, including changes made in response to the outcome of a prior advisory vote on executive compensation. We will continue to engage with our shareholders regarding our executive compensation program during the period between advisory votes on executive compensation.

The Company recognizes that the shareholders may have different views as to the best approach for the Company, and therefore we look forward to hearing from our shareholders as to their preferences on the frequency of an advisory vote on executive compensation.

This vote is advisory and not binding on the Company or our Board of Directors in any way. The Board of Directors and the Compensation Committee will take into account the outcome of the vote, however, when considering the frequency of future advisory votes on executive compensation. The Board may decide that it is in the best interests of our shareholders and the Company to hold an advisory vote on executive compensation more or less frequently than the frequency receiving the most votes cast by our shareholders.

Shareholders may cast a vote on the preferred voting frequency by selecting the option of one year, two years, or three years (or abstain) when voting in response to the following resolution:

RESOLVED, that the shareholders determine, on an advisory basis, whether the preferred frequency of an advisory vote on the compensation of the Company’s named executive officers as set forth in the Company’s proxy statement should be every year, every two years, or every three years.

The proxy card provides shareholders with the opportunity to choose among four options (holding the vote every one, two or three years, or abstaining) and, therefore, shareholders will not be voting simply to approve or disapprove a recommendation of the Board of Directors. The Company has determined to view the alternative receiving the greatest number of votes cast as the advisory vote of the shareholders, although such vote will not be binding on us or our Board of Directors.  Abstentions and broker non-votes will not affect the outcome of the vote on this proposal.

The Board of Directors recommends that you vote “FOR” the option of once every three years as the preferred frequency for advisory votes on the compensation of the Company’s named executive officers.  (Uninstructed proxy cards will be voted in such a manner.)

VOTE ON THE SUPERIOR UNIFORM GROUP, INC. 2013 INCENTIVE STOCK AND AWARDS PLAN (Proposal 5)

The Company’s shareholders are being asked to approve the Company’s 2013 Incentive Stock and Awards Plan (the “2013 Plan”), which was adopted by the Board on January 31, 2013, subject to shareholder approval at the Meeting.  The Company is implementing the 2013 Plan in connection with the expiration of the Company’s 2003 Incentive Stock and Awards Plan (the “2003 Plan”). No new awards will be granted under the 2003 Plan after May 2, 2013 due to the expiration of the 2003 Plan.

Background of the 2003 Plan

As of March 8, 2013, there were 1,090,925 shares subject to outstanding awards under the 2003 Plan. The 2003 Plan will expire on May 2, 2013, except that outstanding awards granted under the 2003 Plan will continue unaffected.

Background of the 2013 Plan

The 2013 Plan is designed to:  (a) to attract and retain outstanding people as officers, directors, employees, consultants, and advisors, and (b) to increase shareholder value. The 2013 Plan provides participants incentives to increase shareholder value by offering the opportunity to acquire shares of the Company’s common stock, receive monetary payments based on the value of such common stock, or receive other incentive compensation, on the potentially favorable terms that this Plan provides.

The following summary of the material terms of the 2013 Plan is qualified in its entirety by reference to the full text of the 2013 Plan, which is attached to this proxy statement as Appendix A. Shareholders are encouraged to review the 2013 Plan in its entirety. The Board recommends shareholders approve the 2013 Plan.

Summary of the 2013 Plan

ADMINISTRATION AND ELIGIBILITY.  The 2013 Plan is administered by the Compensation Committee, which must be composed solely of not less than two Directors, each a “non-employee director” under the Securities Exchange Act of 1934 and an “outside director” under the Internal Revenue Code. Except as described below, the Compensation Committee administers the 2013 Plan, with the authority to interpret the 2013 Plan; make, change and rescind rules and regulations relating to the 2013 Plan; and make changes to or reconcile any inconsistency in any award or agreement covering an award. To the extent permitted by law, the Board can delegate to another committee of the Board or to one or more of our officers the authority and responsibility of the Compensation Committee. For actions related to individuals subject to the provisions of Section 16 of the Securities Exchange Act, the Board can delegate that authority and responsibility only to another committee of the Board consisting entirely of non-employee Directors. Participants in the 2013 Plan will be our officers and other employees, or individuals engaged to become officers or employees, or consultants or advisors who provide services to us, or non-employee Directors who the Compensation Committee has designated to receive an award under the 2013 Plan.

AWARDS UNDER THE 2013 PLAN; AVAILABLE SHARES. The 2013 Plan permits the grant of stock options, which may be either “incentive stock options” meeting the requirements of Section 422 of the Internal Revenue Code (which we refer to as “ISOs”) or “non-qualified stock options” that do not meet the requirements of Section 422 of the Internal Revenue Code; performance shares; performance units; restricted stock; stock appreciation rights; and annual incentive awards. The Compensation Committee can determine the kinds of awards to be granted, including the awards to be granted to each participant; the number of shares of our common stock with respect to which an award is granted; and any terms of any award. The Compensation Committee can grant awards under the 2013 Plan either alone or in addition to any other award (or any other award granted under another of our plans). It also can grant tandem awards. The 2013 Plan also provides that non-employee Directors will be eligible to receive an award on the date of each annual meeting of shareholders, on such terms and conditions as the Compensation Committee determines. Nonemployee Directors will not be eligible for any other award under the 2013 Plan. The 2013 Plan reserves 2.5 million shares of our common stock for issuance. The number of shares reserved for issuance will be reduced only by the number of shares delivered in payment or settlement of awards. These numbers may be adjusted to prevent dilution as described below. In general, if an award terminates or is canceled without the issuance of shares or a cash payment, or if shares are issued under any award and we reacquire them pursuant to rights we reserved on the issuance of the shares, or if shares are delivered to us in payment of the exercise price of an award, then these shares may be reused for new awards under the 2013 Plan. If any shares subject to awards granted under the 2003 Plan would again become available for new grants under the terms of the 2003 Plan if it were still in effect, then those shares will generally be available to grant awards under the 2013 Plan. Those shares would not be available for future awards under the terms of the 2003 Plan.

The 2013 Plan limits the maximum number of shares that may be issued pursuant to the exercise of ISOs to 2.5 million shares, and limits the maximum number of shares with respect to which awards (including stock options and stock appreciation rights) may be granted to any individual employee during any calendar year to 200,000 shares. These numbers may be adjusted to prevent dilution as described below.

TERMS OF AWARDS STOCK OPTIONS. The Compensation Committee establishes the exercise price of each stock option, which may not be less than the fair market value of the shares subject to the stock option as determined on the grant date. Stock options are accordingly intended to qualify as “performance-based compensation” under Section 162(m) of the Internal Revenue Code. A stock option will be exercisable on the terms the Compensation Committee specifies, except that a stock option must terminate no later than ten years after the grant date. In all other respects, unless the Compensation Committee determines otherwise, the terms of any ISO must comply with the provisions of Section 422 of the Internal Revenue Code.

RESTRICTED STOCK, PERFORMANCE SHARES AND PERFORMANCE UNITS. Under the 2013 Plan, each award of restricted stock, performance shares or performance units may be subject to such terms as the Compensation Committee deems appropriate, including achievement of one or more performance goals. A restricted stock award, however, must have a restriction period of at least one year if it requires the achievement of performance goals, and at least three years if it is not subject to performance goals. For purposes of the 2013 Plan, performance goals are generally goals that relate to achievement of certain financial results, including results with respect to revenue, cash flow, net cash provided by operating activities, net cash provided by operating activities less net cash used in investing activities, cost of goods sold, ratio of debt to debt plus equity, profit before tax, gross profit, net profit, net sales, earnings before interest and taxes, earnings before interest, taxes, depreciation and amortization, fair market value per share, basic earnings per share, diluted earnings per share, return on shareholder equity, average accounts receivable, average inventories, return on average total capital employed, return on net assets employed before interest and taxes, economic value added, return on year-end equity, and/or in the case of awards that the Compensation Committee determines will not be considered “performance-based compensation” under Section 162(m) of the Internal Revenue Code, other goals the Committee may establish. The Compensation Committee may also provide for acceleration of restrictions on restricted stock, and deemed achievement of performance goals subject to an award, upon a participant's death, disability or retirement. The Compensation Committee may determine to pay performance units in cash, in shares, or in a combination of cash and shares.

STOCK APPRECIATION RIGHTS.  The Compensation Committee may grant stock appreciation rights in tandem with an option or alone and unrelated to an option. Tandem stock appreciation rights shall expire no later than the expiration of the related option.  The exercise of a stock appreciation right will entitle the grantee to receive the excess of the percentage stated in the award agreement of the fair market value of a share of common stock over the exercise price for each share of common stock with respect to which the stock appreciation right is exercised. The exercise price for each stock appreciation right may not be less than the fair market value of the shares subject to the stock appreciation right as determined on the grant date. Stock appreciation rights are accordingly intended to qualify as “performance-based compensation” under Section 162(m) of the Internal Revenue Code. Payment upon exercise of a stock appreciation right may be in cash, shares of common stock or a combination of cash and shares of common stock.

ANNUAL MANAGEMENT INCENTIVE AWARDS. Under the 2013 Plan, the Compensation Committee will determine the terms of any annual incentive awards it grants. Payment of all or any portion of the amount subject to the annual incentive award, however, must be contingent on the achievement or partial achievement of one or more of the performance goals during the specified period. An annual incentive award must relate to a period of at least one year unless the award is made when employment begins or a promotion occurs.

OTHER TERMS. Any award granted under the 2013 Plan may also be subject to other provisions (whether or not applicable to an award awarded to any other participant) as the Compensation Committee determines appropriate, including, without limitation, and subject to applicable tax rules, provisions to defer the delivery of shares or recognition of taxable income relating to awards or cash payments derived from the awards (provided that such a deferral will not result in an increase in the number of shares issuable under the 2013 Plan); purchase shares under stock options in installments; pay for stock options using cash or other shares or other securities of the Company; allow the participant to receive dividend payments or dividend equivalent payments for the shares subject to the award (both before and after such shares are earned, vested or acquired); and restrict resale or other disposition.

ADJUSTMENTS. If a stock dividend, stock split, reverse stock split, spin-off, recapitalization, extraordinary dividend, or other equity restructuring (as defined in Statement of Financial Accounting Standards No. 123 (revised)) occurs that affects the shares, the Compensation Committee shall, in such manner as it deems equitable, adjust any or all of the number and type of shares subject to the 2013 Plan and which may, after the event, be made the subject of awards; the number and type of shares subject to outstanding awards; and the grant, purchase or exercise price with respect to any award. Such adjustment shall be made by the Compensation Committee in a manner it deems equitable in order to prevent the enlargement or dilution of the benefits or potential benefits intended to be granted under the 2013 Plan. Further, in the event of any merger, consolidation, combination, share exchange, acquisition of property or stock, reorganization, dissolution, or other similar corporate transaction or event, whether or not constituting a Change of Control (as defined in the 2013 Plan), the Compensation Committee may, in its discretion and on such terms and conditions as it determines, provide for or cause awards to be assumed by the surviving corporation or its parent, continued by us (if we are a surviving corporation), cancelled in exchange for a payment of cash, substituted or exchanged for stock, other securities, or other property, or any combination of the foregoing. All outstanding awards shall be subject to the terms of any agreement governing any such merger, consolidation, combination, share exchange, acquisition of property or stock, reorganization, dissolution or other transaction or event. If an award is cancelled in whole or in part in exchange for a cash payment, the amount of such payment shall be determined by the Compensation Committee, but if such transaction or event constitutes a Change of Control, then the payment must be at least as favorable to the holder as the greatest amount the holder could have received for such award under the Change of Control provisions of the 2013 Plan. The Compensation Committee may, in connection with any merger, consolidation, acquisition of property or stock, or reorganization, and without affecting the number of shares otherwise reserved or available under the 2013 Plan, authorize the issuance or assumption of awards upon terms it deems appropriate.

CHANGE OF CONTROL. Except to the extent the Compensation Committee provides a result more favorable to holders of awards, in the event of a Change of Control each holder of a stock option shall have the right (a) at any time after the Change of Control to exercise the stock option in full whether or not it was exercisable before the Change of Control; and (b) by sending us written notice within 60 days after the Change of Control, to receive for the stock option cash equal to the excess of the Change of Control Price (as defined in the 2013 Plan) of the shares covered by the stock option over the purchase or grant price of such shares under the stock option; restricted stock that is not vested before a Change of Control will vest on the date of the Change of Control, and each holder of such restricted stock may receive, in exchange for the restricted stock, cash equal to the Change of Control Price of such restricted stock on the date of surrender; each holder of a performance share and/or performance unit for which the performance period has not expired may receive cash equal to the value of the performance share and/or performance unit (as determined in accordance with the 2013 Plan) multiplied by a percent based on the number of months elapsed from the beginning of the performance period to the date of the Change of Control divided by the number of months in the performance period; each holder of a performance share and/or performance unit that has been earned but not yet paid will receive cash equal to the value of the performance share and/or performance unit (as determined in accordance with the 2013 Plan); and all annual incentive awards that are earned but not yet paid will be paid, and all annual incentive awards that are not yet earned will be deemed to have been earned pro rata, as if the performance goals were attained as of the effective date of the Change of Control, based on the participant's maximum award opportunity for the fiscal year multiplied by the percentage of the fiscal year elapsed as of the date of the Change of Control.

TRANSFERABILITY. Awards granted under the 2013 Plan are not transferable other than by will, the law of descent and distribution, or, except in the case of ISOs, as otherwise allowed by the Compensation Committee. Additionally, the Compensation Committee may allow a participant or nonemployee Director to designate a beneficiary to exercise the award after the participant's or nonemployee Director's death.

AMENDMENT AND TERMINATION OF THE 2013 PLAN. The 2013 Plan will terminate, and no award may be granted, more than ten years after the date our shareholders approve the 2013 Plan, unless the Board earlier terminates the 2013 Plan as described below. The Board may amend, alter, suspend, discontinue or terminate the 2013 Plan at any time, except that shareholders must approve any amendment of the 2013 Plan if (a) such approval is required by applicable securities or tax law or the listing requirements of NASDAQ or any principal securities exchange or market on which our Common Stock is then traded; or (b) the amendment increases the number of shares reserved for issuance (subject to the adjustment provisions provided in the 2013 Plan described above), shortens the restriction periods for restricted stock, or amends the repricing provisions described below.

REPRICING. Subject to the adjustment provisions provided in the 2013 Plan described above, the Compensation Committee may not decrease the exercise price for any outstanding stock option granted under the 2013 Plan after the grant date or allow a participant to surrender an outstanding stock option granted under the 2013 Plan for a new stock option with a lower exercise price.

AMENDMENT, MODIFICATION OR CANCELLATION OF AWARDS. Subject to the requirements of the 2013 Plan and its restrictions on repricing, and so long as any amendment or modification does not increase the number of shares issuable under the 2013 Plan (except as permitted by the adjustment provisions described above), the Compensation Committee can modify, amend or cancel any award or waive any restrictions or conditions applicable to any award. No such modification, amendment or cancellation shall be made which would adversely affect the rights of a participant under any outstanding award without that person’s consent. The Compensation Committee does not need the consent of a participant (or other interested party) to modify, amend or cancel an award if (a) the Compensation Committee determines that such action is necessary or appropriate in order for the Company, the 2013 Plan or any award to satisfy or conform to any applicable law, rule, regulation or other legal requirement, to any listing standard or other requirement of a national securities exchange, or to any accounting standard or requirement, (b) such action is permitted by another provision of this Plan, such as the adjustment provisions described above, or (c) the Compensation Committee determines that such action is not reasonably likely to significantly diminish the benefits provided under the affected award, or that any such diminishment has been adequately compensated.

WITHHOLDING. We may withhold the amount of any tax attributable to any amount payable or shares deliverable under the 2013 Plan after giving notice to the person entitled to receive such amount or shares, and can defer making payment or delivery if any such tax may be pending. The Compensation Committee may permit a participant to pay any withholding taxes based on (1) the exercise of a non-qualified stock option; (2) a disqualifying disposition of shares received upon the exercise of an ISO; or (3) the lapse of restrictions on restricted stock, by (a) having us withhold shares otherwise issuable under the award; (b) tendering back shares received in connection with such award; or (c) delivering other previously owned shares, in each case having a fair market value equal to the amount to be withheld.

FEDERAL INCOME TAX CONSEQUENCES. The following summarizes certain federal income tax consequences relating to the 2013 Plan under current tax law. This discussion of federal income tax consequences does not purport to be a complete discussion of all of the potential tax effects of the 2013 Plan. This discussion is based on the federal income tax laws currently in effect, which are subject to change, possibly with retroactive effect, or to differing interpretations by the Internal Revenue Service or a court, which could alter the tax consequences described herein. In addition, this discussion does not address the U.S. federal estate and gift tax, state and local tax, foreign tax, or other tax consequences that may be relevant to a person depending on the person’s particular circumstances.

STOCK OPTIONS. The grant of a stock option under the 2013 Plan will create no income tax consequences to us or the recipient. A participant who is granted a non-qualified stock option will generally recognize ordinary compensation income at the time of exercise in an amount equal to the excess of the fair market value of the common stock at such time over the exercise price. We will generally be entitled to a deduction in the same amount and at the same time as ordinary compensation income is recognized by the participant. Upon the participant’s subsequent disposition of the shares received with respect to such stock option, the participant will recognize a capital gain or loss (long-term or short-term, depending on the holding period) to the extent the amount realized from the sale differs from the tax basis of the shares sold, i.e., the exercise price plus the amount of ordinary compensation income recognized on the exercise date. Under certain circumstances involving a change of control, we may not be entitled to a deduction with respect to stock options granted to certain executive officers. In general, an employee will recognize no income or gain as a result of exercise of an ISO (except that the alternative minimum tax may apply), if the option is exercised during employment or within the specified period of time thereafter (generally 3 months, or one year if termination is due to death or permanent and total disability). Except as described below, the employee will recognize a long-term capital gain or loss on the disposition of the common stock acquired pursuant to the exercise of an ISO and we will not be allowed a deduction. If the employee fails to hold the shares of common stock acquired pursuant to the exercise of an ISO for at least two years from the grant date of the ISO and one year from the exercise date, then the employee will recognize ordinary compensation income at the time of the disposition equal to the excess of the fair market value of the shares at the time of exercise over the exercise price (or, if less, the excess of the amount realized on the sale over the exercise price). We will generally be entitled to a corresponding tax deduction for this amount. The balance of the gain or loss will be short-term or long-term capital gain or loss, depending on the length of time the employee has held the shares after the exercise date.

RESTRICTED STOCK. Generally, a participant will not recognize income and we will not be entitled to a deduction at the time an award of restricted stock is made under the 2013 Plan, unless the participant makes the election described below. A participant who has not made such an election will recognize ordinary compensation income at the time the restrictions on the stock lapse in an amount equal to the fair market value of the restricted stock at such time (less the amount, if any, the participant paid for such restricted stock). We will generally be entitled to a corresponding deduction in the same amount and at the same time as the participant recognizes income. Under certain circumstances involving a change of control, we may not be entitled to a deduction with respect to restricted stock granted to certain executive officers. Any otherwise taxable disposition of the restricted stock after the time the restrictions lapse will result in a capital gain or loss to the extent the amount realized from the sale differs from the tax basis, i.e., the fair market value of the common stock on the date the restrictions lapse. Dividends paid in cash and received by a participant prior to the time the restrictions lapse will constitute ordinary compensation income to the participant in the year paid and we will generally be entitled to a corresponding deduction for such dividends. Any dividends paid in stock will be treated as an award of additional restricted stock subject to the tax treatment described herein. A participant may, within 30 days after the date of the award of restricted stock, elect to recognize ordinary compensation income as of the date of the award in an amount equal to the fair market value of such restricted stock on the date of the award (less the amount, if any, the participant paid for such restricted stock). If the participant makes such an election, we will generally be entitled to a corresponding deduction in the same amount and at the same time as the participant recognizes income. If the participant makes the election, any cash dividends the participant receives with respect to the restricted stock will be treated as dividend income to the participant in the year of payment, to the extent of the Company’s earnings and profit, and will not be deductible by us. Any otherwise taxable disposition of the restricted stock (other than by forfeiture) will result in a capital gain or loss. If the participant who has made an election subsequently forfeits the restricted stock, the participant will not be entitled to deduct any loss, except to the extent of the amount paid for the restricted stock, if any. In addition, we would then be required to include as ordinary income the amount of any deduction we originally claimed with respect to such shares.

STOCK APPRECIATION RIGHTS. The grant of a stock appreciation right under the 2013 Plan will create no income tax consequences to us or the recipient. A participant who is granted a stock appreciation right will generally recognize ordinary compensation income at the time of exercise in an amount equal to the amount of any cash and the fair market value of any shares of common stock received. We will generally be entitled to a deduction in the same amount and at the same time as ordinary compensation income is recognized by the participant. Under certain circumstances involving a change of control, we may not be entitled to a deduction with respect to stock appreciation rights granted to certain executive officers.

PERFORMANCE UNITS AND PERFORMANCE SHARES.  With respect to stock awards, performance units and performance shares that may be settled either in cash or in shares of common stock, the participant will recognize ordinary compensation income equal to the amount of any cash and the fair market value of the shares of common stock received.  If, however, the participant receives shares of restricted stock in settlement, then the participant may defer recognition of income in accordance with the rules applicable to such restricted stock, as described above.  We will generally be entitled to a deduction in the same amount and at the same time as income is recognized by the participant.

ANNUAL INCENTIVE AWARDS. An employee who is paid an annual incentive award will recognize ordinary compensation income equal to the amount of cash paid, and we will generally be entitled to a corresponding deduction in the same amount and at the same time.

162(m) LIMIT ON COMPENSATION. Section 162(m) of the Internal Revenue Code limits the deduction we can take for compensation paid to our CEO and certain other executive officers to $1 million per year per individual. However, certain performance-based compensation that meets requirements of Section 162(m) of the Internal Revenue Code does not have to be included as part of the $1 million limit. The 2013 Plan is designed so that awards denominated in shares (e.g., options and stock appreciation rights) granted to the covered individuals may meet the Section 162(m) requirements for performance-based compensation; however, there is no assurance that awards granted under the 2013 Plan will satisfy such requirements.

DEFERRED COMPENSATION RULES. An award under the 2013 Plan may be a deferral of compensation that is subject to Section 409A of the Internal Revenue Code. Special requirements apply to awards that are so subject. The 2013 Plan was designed with the intent that all awards will either be exempt from Section 409A of the Internal Revenue Code or comply with the requirements of Section 409A of the Internal Revenue Code, but there is no guarantee that the 2013 Plan will be exempt or compliant with the requirements of that section. If an award that is subject to Section 409A of the Internal Revenue Code fails to satisfy the requirements of that section, then, upon vesting, the participant will be subject to immediate taxation of the deferred amount, a 20% penalty, and an interest charge. Section 409A of the Internal Revenue Code does not impose any penalties on the Company.

NEW PLAN BENEFITS. The Company cannot currently determine the awards that may be granted under the 2013 Plan in the future to officers or other persons. The Compensation Committee will make such determinations from time to time as described above.

Registration with the SEC

The Company intends to file a Registration Statement on SEC Form S-8 relating to the issuance of shares under the 2013 Plan with the SEC pursuant to the Securities Act of 1933, as amended, as soon as practicable after approval of the 2013 by the Company’s shareholders.

Equity Compensation Plan Information
	(a)		(b)	(c)
Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders	791,393	(1)	$11.32	1,284,675
Total	791,393	(1)	$11.32	1,284,675

(1)	Includes 176,476 stock appreciation rights (SARs) and 614,917 incentive stock options (ISOs), as of 12/31/2012.

The affirmative vote of a majority of the shares voted on Proposal 5 is required to approve this proposal.  Abstentions and broker non-votes will not affect the outcome of the vote on this proposal.

The Board of Directors unanimously recommends a vote “FOR” the approval of the Superior Uniform Group, Inc. 2013 Incentive Stock and Awards Plan.

EXPENSES OF SOLICITATION

The cost of soliciting proxies will be borne by the Company. We may reimburse brokers and other persons holding stock in their names, or in the names of nominees, for their expenses for sending proxy materials to principals and obtaining their proxies.

ANNUAL REPORT ON FORM 10-K

We will provide without charge to each person solicited by this proxy statement, upon the written request of any such person, a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2012, as filed with the Securities and Exchange Commission, including the financial statements and a list of exhibits to the Form 10-K.  We will furnish to any such person any exhibit described in the list accompanying the Form 10-K upon the advance payment of reasonable fees.  Requests for copies of the Form 10-K and/or any exhibits should be directed to Joan Petronella, c/o Superior Uniform Group, Inc., 10055 Seminole Boulevard, Seminole, Florida 33772.  Your request must contain a representation that, as of February 27, 2013, you were a beneficial owner of shares entitled to vote at the 2013 Annual Meeting of Shareholders.

You may review our filings with the Securities and Exchange Commission by visiting our website at www.superioruniformgroup.com.

OTHER BUSINESS

Management of the Company does not know of any other business that may be presented at the Meeting.  If any matter not described herein should be presented for shareholder action at the Meeting, the persons named in the enclosed Proxy will vote or refrain from voting the shares represented thereby in accordance with their best judgment on such matters after consultation with the Board of Directors.

SHAREHOLDER PROPOSALS FOR
PRESENTATION AT THE 2014 ANNUAL MEETING

If a qualified shareholder desires to present a proposal for action at the annual meeting of shareholders to be held in 2014, and such proposal conforms to the rules and regulations of the Securities and Exchange Commission and is in accordance with other federal laws as well as the laws of the State of Florida, such proposal must be submitted in writing to the Company’s Secretary and received by the Company at the Company’s executive offices at 10055 Seminole Boulevard, Seminole, Florida 33772 by November 19, 2013, to be eligible for inclusion in the Company's Proxy Statement and form of proxy for such 2014 meeting (unless the date of the 2014 annual meeting is not within 30 days of May 2, 2014, in which case the deadline will be a reasonable time before we begin to print and send the proxy material for the 2014 annual meeting of shareholders).  Notice to the Company of a shareholder proposal submitted outside the processes of Rule 14a-8 will be considered untimely if received by the Company at the foregoing address after February 1, 2014.  The procedure for nominating directors is described above under “Director Committees and Meetings – Nomination of Directors.” The proxy solicited by the Board for the 2014 annual meeting will confer discretionary authority to vote on behalf of the persons named in such proxy on any shareholder proposal as to which the Company does not receive timely notice.

All shareholder proposals for inclusion in the Company’s proxy materials will be subject to the requirements of the proxy rules adopted under the Exchange Act and, as with any shareholder proposal (regardless of whether it is included in the Company’s proxy materials), the Company’s Amended and Restated Articles of Incorporation, the Company’s Bylaws and Florida law.

By Order of the Board of Directors

/s/ Jordan M. Alpert

JORDAN M. ALPERT
Secretary
Dated:  March 18, 2013

APPENDIX A

SUPERIOR UNIFORM GROUP, INC.
2013 INCENTIVE STOCK AND AWARDS PLAN

1. Purpose.

The Superior Uniform Group, Inc. 2013 Incentive Stock and Awards Plan has two complementary purposes: (a) to attract and retain outstanding people as officers, directors, employees, consultants and advisors, and (b) to increase shareholder value. The Plan will provide participants incentives to increase shareholder value by offering the opportunity to acquire shares of the Company’s common stock, receive monetary payments based on the value of such common stock, or receive other incentive compensation, on the potentially favorable terms that this Plan provides.

2. Definitions.

Capitalized terms used in this Plan have the following meanings:

(a) “Affiliates” means any corporation, partnership, joint venture, or other entity during any period in which the Company owns, directly or indirectly, at least twenty percent (20%) of the equity, voting or profits interest, and any other business venture that the Committee designates in which the Company has a significant interest, as the Committee determines in its discretion.

(b) “Award” means a grant of Options, Performance Shares, Performance Units, Restricted Stock, SARs or an annual incentive award under this Plan.

(c) “Board” means the Board of Directors of the Company.

(d) “Change of Control” means the occurrence of any one of the following events:

(i)  any “Person” (as such term is defined in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that the term “Person” shall not include (A) the Company or any of its subsidiaries, (B) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its subsidiaries, (C) an underwriter temporarily holding securities pursuant to an offering of such securities, or (D) a corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of stock in the Company) is or becomes the “Beneficial Owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company (not including in the securities that are beneficially owned by such Person any securities acquired directly from the Company or its affiliates) representing twenty-five percent (25%) or more of either the then outstanding shares of Common Stock of the Company or the combined voting power of the Company’s then outstanding voting securities; or

1

(ii)   the following individuals cease for any reason to constitute a majority of the number of Directors then serving: individuals who, on May 3, 2013, constitute the Board and any new Director (other than a Director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of Directors of the Company, as such terms are used in Rule 14a-11 of Regulation 14A under the Exchange Act) whose appointment or election by the Board or nomination for election by the Company’s shareholders was approved by a vote of at least two-thirds ( 2/3) of the Directors then still in office who either were Directors on May 3, 2013, or whose appointment, election or nomination for election was previously so approved; or

(iii)  consummation of a merger or consolidation of the Company with any other corporation or approval of the issuance of voting securities of the Company in connection with a merger or consolidation of the Company (or any direct or indirect subsidiary of the Company) pursuant to applicable stock exchange requirements, other than (A) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof) at least sixty percent (60%) of the combined voting power of the voting securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation, or (B) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its affiliates) representing twenty-five percent (25%) or more of either the then outstanding shares of Common Stock of the Company or the combined voting power of the Company’s then outstanding voting securities; or

(iv)  the shareholders of the Company approve a plan of complete liquidation or dissolution of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets (in one transaction or a series of related transactions within any period of twenty-four (24) consecutive months), other than a sale or disposition by the Company of all or substantially all of the Company’s assets to an entity, at least seventy-five percent (75%) of the combined voting power of the voting securities of which are owned by Persons in substantially the same proportions as their ownership of the Company immediately prior to such sale.

Notwithstanding the foregoing, no “Change of Control” shall be deemed to have occurred if there is consummated any transaction or series of integrated transactions immediately following which the record holders of the common stock of the Company immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity which owns all or substantially all of the assets of the Company immediately following such transaction or series of transactions.

(e) “Change of Control Price” means the highest of the following: (i) the Fair Market Value of the Shares, as determined on the date of the Change of Control; (ii) the highest price per Share paid in the Change of Control transaction; or (iii) the Fair Market Value of the Shares, calculated on the date of surrender of the relevant Award in accordance with Section 14(d), but this clause (iii) shall not apply if in the Change of Control transaction, or pursuant to an agreement to which the Company is a party governing the Change of Control transaction, all of the Shares are purchased for and/or converted into the right to receive a current payment of cash and no other securities or other property.

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(f) “Code” means the Internal Revenue Code of 1986, as amended. Any reference to a specific provision of the Code includes any successor provision and the regulations promulgated under such provision.

(g) “Committee” means the Compensation Committee of the Board (or such successor committee with the same or similar authority), which must be composed solely of not less than two Directors, each of whom must qualify as an “outside director” within the meaning of Code Section 162(m) and as a “non-employee director” within the meaning of Rule 16b-3.

(h) “Common Stock” means the common stock of the Company, subject to adjustment as provided in Section 14.

(i) “Company” means Superior Uniform Group, Inc., a Florida corporation, or any successor thereto.

(j) “Director” means a member of the Board, and “Non-Employee Director” means a member of the Board who is not also an employee of the Company or its Affiliates.

(k) “Director Awards” shall have the meaning set forth in Section 5(b).

(l) “Effective Date” means the date the Company’s shareholders approve this Plan.

(m) “Exchange Act” means the Securities Exchange Act of 1934, as amended. Any reference to a specific provision of the Exchange Act includes any successor provision and the regulations and rules promulgated under such provision.

(n) “Fair Market Value” means, per Share on a particular date, the last sales price on such date on the national securities exchange on which the Common Stock is then traded, as reported in The Wall Street Journal, or if no sales of Common Stock occur on the date in question, on the last preceding date on which there was a sale on such exchange. If the Shares are not listed on a national securities exchange, but are traded in an over-the-counter market, the last sales price (or, if there is no last sales price reported, the average of the closing bid and asked prices) for the Shares on the particular date, or on the last preceding date on which there was a sale of Shares on that market, will be used. If the Shares are neither listed on a national securities exchange nor traded in an over-the-counter market, the price determined by the Committee, in its discretion, but consistent with the requirements of the Code and other applicable law, will be used.

(o) “Option” means the right to purchase Shares at a stated price. “Options” may either be “incentive stock options” which meet the requirements of Code section 422, or “nonqualified stock options” which do not meet the requirements of Code section 422.

(p) “Participant” means (i) an officer or other employee of the Company or its Affiliates, or an individual that the Company or an Affiliate has engaged to become an officer or employee, or a consultant or advisor who provides services to the Company or its Affiliates, who the Committee designates to receive an Award under this Plan, and (ii) a Non-Employee Director who receives a Director Award under Section 5(b) of this Plan.

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(q) “Performance Goals” means any goals the Committee establishes that relate to one or more of the following with respect to the Company or any one or more Subsidiaries or other business units: revenue; cash flow; net cash provided by operating activities; net cash provided by operating activities less net cash used in investing activities; cost of goods sold; ratio of debt to debt plus equity; profit before tax; gross profit; net profit; net sales; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; Fair Market Value of Shares; basic earnings per share; diluted earnings per share; return on shareholder equity; average accounts receivable (calculated by taking the average of accounts receivable at the end of each month); average inventories (calculated by taking the average of inventories at the end of each month); return on average total capital employed; return on net assets employed before interest and taxes; economic value added; return on year-end equity; and/or in the case of Awards that the Committee determines will not be considered “performance-based compensation” under Code section 162(m), such other goals as the Committee may establish in its discretion.

(r) “Performance Shares” means the right to receive Shares to the extent the Company or Participant achieves certain goals that the Committee establishes over a period of time the Committee designates consisting of one or more full fiscal years of the Company, but not in any event more than five years.

(s) “Performance Units” means the right to receive monetary units with a designated dollar value or monetary units the value of which is equal to the Fair Market Value of one or more Shares, to the extent the Company or Participant achieves certain goals that the Committee establishes over a period of time the Committee designates consisting of one or more full fiscal years of the Company, but in any event not more than five years.

(t) “Plan” means this Superior Uniform Group, Inc. 2013 Incentive Stock and Awards Plan, as amended from time to time.

(u) “Restricted Stock” means Shares that are subject to a risk of forfeiture and/or restrictions on transfer, which may lapse upon the achievement or partial achievement of Performance Goals during the period specified by the Committee and/or upon the completion of a period of service, as determined by the Committee.

(v) “SAR” means the right to receive cash or Shares with a value equal to the increase in the Fair Market Value of one or more Shares.

(w) “Section 16 Participants” means Participants who are subject to the provisions of Section 16 of the Exchange Act.

(x) “Share” means a share of Common Stock.

(y) “Subsidiary” means any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations (other than the last corporation in the chain) owns stock possessing more than fifty percent (50%) of the total combined voting power of all classes of stock in one of the other corporations in the chain.

(z) The term “Ten Percent Shareholder” shall mean an individual who owns stock possessing more than ten percent (10%) of the combined voting power of all classes of stock of the Company or of its parent or subsidiary corporations within the meaning of Code section 422.

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3. Administration.

(a) Committee Administration.  The Committee has full authority to administer this Plan, including the authority to (i) interpret the provisions of this Plan, (ii) prescribe, amend and rescind rules and regulations relating to this Plan, (iii) correct any defect, supply any omission, or reconcile any inconsistency in any Award or agreement covering an Award in the manner and to the extent it deems desirable to carry this Plan or such Award into effect, and (iv) make all other determinations necessary or advisable for the administration of this Plan. All Committee designations, determinations, interpretations and other decisions must be approved in the manner provided by the Company’s bylaws, the Committee’s charter (if any) and applicable corporate law. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations, and other decisions made under or with respect to the Plan or any Award shall be within the sole discretion of the Committee, any be made at any time, and are final and binding on any person with an interest therein.

(b) Delegation to Other Committees or Officers.  To the extent applicable law permits, the Board may delegate to another committee of the Board or to one or more officers of the Company any or all of the authority and responsibility of the Committee, except that no such delegation to officers is permitted with respect to individuals who are Section 16 Participants at the time any such delegated authority or responsibility is exercised. The Board also may delegate to another committee of the Board consisting entirely of Non-Employee Directors any or all of the authority and responsibility of the Committee with respect to individuals who are Section 16 Participants. If the Board has made such a delegation, then all references to the Committee in this Plan include such other committee or one or more officers to the extent of such delegation.

(c) No Liability.  No member of the Committee, and no officer to whom a delegation under subsection (b) has been made, will be liable for any act done, or determination made, by the individual in good faith with respect to the Plan or any Award. The Company will indemnify and hold harmless such individual to the maximum extent that the law and the Company’s bylaws permit.

4. Eligibility.  The Committee may designate from time to time the Participants to receive all Awards under this Plan. The Committee’s designation of a Participant in any year will not require them to designate such person to receive an Award in any other year. The Committee may consider such factors as it deems pertinent in selecting a Participant and in determining the types and amounts of Awards. In making such selection and determination, factors the Committee may consider include: (a) the Company’s financial condition; (b) anticipated profits for the current or future years; (c) the Participant’s contributions or expected contributions to the profitability and development of the Company or any Affiliate; and (d) other compensation provided to the Participant. Non-Employee Directors may receive Awards under Section 5(b), and are not eligible to receive any other Awards.

5.  Grants of Awards.

(a) Discretionary Grants of Awards. Subject to the terms of this Plan, the Committee has full power and authority to: (i) determine the type or types of Awards to be granted to each Participant; (ii) determine the number of Shares with respect to which an Award is granted to a Participant, if applicable; and (iii) determine any terms and conditions of any Award granted to a Participant. Awards under this Plan may be granted either alone or in addition to, in tandem with, or in substitution for any other Award (or any other award granted under another plan of the Company or any Affiliate). Tandem Awards may be granted either at the same time as, or at different times from, the grant of the other Awards (or awards) to which they relate.  The Committee’s determinations need not be the same for each grant or for each Participant.

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(b) Grants of Awards to Non-Employee Directors. On the date of each annual meeting of shareholders of the Company during the term of this Plan, each Non-Employee Director (including members of the Committee) will be eligible to receive a grant on such meeting date of an Award (“Director Awards”) on such terms and conditions as the Committee may determine. Subject to the terms of this Plan, the Committee has full power and authority to: (i) determine the type or types of Awards to be granted to each Non-Employee Director; (ii) determine the number of Shares with respect to which an Award is granted to a Non-Employee Director, if applicable; and (iii) determine any terms and conditions of any Award granted to a Non-Employee Director. Non-Employee Directors will not be eligible for any other Award under this Plan.

6. Shares Reserved under this Plan.

(a) Plan Reserve.  Subject to subsection (c), an aggregate of 2.5 million Shares are reserved for issuance under this Plan. The number of Shares reserved for issuance under this Plan shall be reduced only by the number of Shares delivered in payment or settlement of Awards. The limitations of this subsection are subject to adjustments as provided in Section 14.

(b) Replenishment of Shares Under this Plan.  If an Award lapses, expires, terminates or is cancelled without the issuance of Shares or payment of cash under the Award, then the Shares subject to, reserved for or delivered in payment in respect of such Award may again be used for new Awards under this Plan as determined under subsection (a), including issuance as Restricted Stock or pursuant to incentive stock options. If Shares are issued under any Award and the Company subsequently reacquires them pursuant to rights reserved upon the issuance of the Shares, or if previously owned Shares are delivered to the Company in payment of the exercise price of an Award, then the Shares subject to, reserved for or delivered in payment in respect of such Award may again be used for new Awards under this Plan as determined under subsection (a), including issuance as Restricted Stock, but such shares may not be issued pursuant to incentive stock options.

(c) Addition of Shares from Predecessor Plan.  After the Effective Date of this Plan, if any Shares subject to awards granted under the Company’s 2003 Incentive Stock Option and Awards Plan would again become available for new grants under the terms of such prior plan if the prior plan were still in effect, then those Shares will be available for the purpose of granting Awards under this Plan, thereby increasing the Shares available under this Plan as determined under the first sentence of subsection (a). Any such Shares will not be available for future awards under the terms of the Company’s 2003 Incentive Stock Option and Awards Plan.

(d) Incentive Stock Option Limitation. Notwithstanding anything to the contrary, but subject to adjustments as provided in Section 14, the maximum aggregate number of Shares that may be issued under this Plan pursuant to the exercise of incentive stock options shall be 2.5 million Shares.

(e) Section 162(m) Limitation. Notwithstanding anything to the contrary, but subject to adjustments as provided in Section 14, the maximum number of Shares with respect to which Awards may be granted to any individual employee during any calendar year shall be 200,000 Shares. To the extent required by Section 162(m) of the Code, Shares which are canceled shall continue to be counted against such limit.

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7. Options.

(a) Eligibility.  The Committee may grant Options to any Participant it selects. The Committee must specify whether the Option is an incentive stock option or a nonqualified stock option, but only employees of the Company or a Subsidiary may receive grants of incentive stock options.

(b) Exercise Price.  For each Option, the Committee will establish the exercise price, which may not be less than the Fair Market Value of the Shares subject to the Option as determined on the date of grant. Notwithstanding anything herein to the contrary, if an incentive stock option is granted to any Participant who, at the time of grant, is a Ten Percent Shareholder, the exercise price of such Option shall not be less than 110% of the Fair Market Value of the Shares subject to the Option as determined on the date of grant and the term of such Option shall not extend beyond five years from the date of grant.

(c) Terms and Conditions of Options.  An Option will be exercisable at such times and subject to such conditions as the Committee specifies, except that the Option must terminate no later than 10 years after the date of grant. In all other respects, the terms of any incentive stock option should comply with the provisions of Code section 422 except to the extent the Committee determines otherwise. The aggregate Fair Market Value of the stock for which an incentive stock option is exercisable by a Participant for the first time during any calendar year under the Plan and any other plans of the Company or its subsidiaries may not exceed $100,000.  To the extent this limitation is exceeded, such incentive stock option shall automatically be treated as a nonqualified stock option. This limit shall be applied by taking Options into account in the order in which they were granted.

8. Stock Appreciation Rights.

(a) Eligibility.   The Committee may grant SARs to any Participant it selects.  The Committee may grant SARs in tandem with an Option or alone and unrelated to an Option.  Tandem SARs shall expire no later than the expiration of the underlying Option, and must have the same date of grant as the underlying Option.

(b) Exercise of SARs.  Tandem SARs may be exercised:

(i)    with respect to all or part of the Shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option;

(ii)   only with respect to the Shares for which its related Option is then exercisable; and

(iii)  only when the Fair Market Value of the Shares subject to the Option exceeds the exercise price of the Option.

The value of the payment with respect to the tandem SAR may be no more than 100% of the difference between the exercise price of the underlying Option (which, as set forth in Section 7(b), may not be less than the Fair Market Value of the Shares subject to the Option as determined on the date of grant) and the Fair Market Value of the Shares subject to the underlying Option at the time the tandem SAR is exercised.

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(c) Payment of SAR Benefit.  Upon exercise of an SAR, the Participant shall be entitled to receive payment from the Company in an amount determined by multiplying:

(i)   the excess of the Fair Market Value of a Share on the date of exercise over the SAR exercise price; by

(ii)  the number of Shares with respect to which the SAR is exercised;

provided that the Committee may provide that the benefit payable on exercise of an SAR shall not exceed such percentage of the Fair Market Value of a Share on the date of grant as the Committee shall specify. For each SAR, the Committee will establish the SAR exercise price, which may not be less than the Fair Market Value of the Shares subject to the SAR as determined on the date of grant.  As determined by the Committee, the payment upon exercise of an SAR may be in cash, in Shares that have an aggregate Fair Market Value (as of the date of exercise of the SAR) equal to the amount of the payment, or in some combination thereof.

9. Performance and Stock Awards.

(a) Eligibility for Performance and Stock Awards.  The Committee may grant awards of Restricted Stock, Performance Shares or Performance Units to Participants the Committee selects.

(b) Terms and Conditions.  Each award of Restricted Stock, Performance Shares or Performance Units may be subject to such terms and conditions as the Committee determines appropriate, including, without limitation, a condition that one or more Performance Goals be achieved for the Participant to realize all or a portion of the benefit provided under the Award. However, an award of Restricted Stock that requires the achievement of Performance Goals must have a restriction period of at least one year, and an award of Restricted Stock that is not subject to Performance Goals must have a restriction period of at least three years. Notwithstanding the foregoing, the Committee may provide that the restrictions imposed on Restricted Stock are accelerated, and that all or a portion of the Performance Goals subject to an Award are deemed achieved, upon a Participant’s death, disability or retirement. The Committee may determine to pay Performance Units in cash, in Shares, or in a combination of cash and Shares.

10. Annual Management Incentive Awards. The Committee may grant annual incentive awards each year to such executive officers of the Company as it selects. The Committee will determine all terms and conditions of the annual incentive award. However, the Committee must require that payment of all or any portion of the amount subject to the annual incentive award is contingent on the achievement or partial achievement of one or more Performance Goals during the period the Committee specifies. An annual incentive award must relate to a period of at least one year except that, if the award is made at the time of commencement of employment with the Company or on the occasion of a promotion, then the award may relate to a period shorter than one year.

11. Transferability.  Each Award granted under this Plan is not transferable other than by will or the laws of descent and distribution, except that a Participant may, if and only to the extent the Committee allows and in a manner the Committee specifies: (a) designate in writing a beneficiary to exercise the Award after the Participant’s death; or (b) transfer any award. The Committee is not obligated to approve or otherwise permit any Award to be transferred. In no event shall an incentive stock option be transferable by the individual to whom it was granted other than by will or the laws of descent and distribution, and an incentive stock option is exercisable, during such individual’s lifetime, only by such individual.

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12. Termination and Amendment of Plan; Amendment, Modification or Cancellation of Awards.

(a) Term of Plan.  This Plan will terminate, and no Award may be granted more than, ten (10) years after the Effective Date, unless the Board earlier terminates this Plan pursuant to subsection (b).

(b) Termination and Amendment.  The Board may amend, alter, suspend, discontinue or terminate this Plan at any time, subject to the following limitations:

(i)            shareholders must approve any amendment of this Plan if required by: (A) the rules and/or regulations promulgated under Section 16 of the Exchange Act (for this Plan to remain qualified under Rule 16b-3), (B) the Code or any rules promulgated thereunder (to allow for incentive stock options to be granted under this Plan or to enable the Company to comply with the provisions of Section 162(m) of the Code so that the Company can deduct compensation in excess of the limitation set forth in that section), or (C) the listing requirements of NASDAQ or any principal securities exchange or market on which the Shares are then traded (to maintain the listing or quotation of the Shares on that exchange); and

(ii)           shareholders must approve any of the following Plan amendments: (A) an amendment to increase any number of Shares specified in Section 6(a) (except as permitted by Section 14); (B) an amendment to shorten the restriction periods specified in Section 9(b); or (C) an amendment to the provisions of Section 12(e).

(c) Amendment, Modification or Cancellation of Awards.  Except as provided in subsection (e) and subject to the requirements of this Plan, the Committee may modify, amend or cancel any Award or waive any restrictions or conditions applicable to any Award or the exercise of the Award, so long as any such action does not increase the number of Shares issuable under this Plan (except as permitted by Section 14). No such modification, amendment or cancellation shall be made which would adversely affect the rights of a Participant under any Award previously granted to such Participant without such Participant’s consent; provided, however, that the Committee shall have the right to modify, amend or cancel any outstanding Award or adopt other forms, policies and procedures applicable to outstanding Awards (including amendments, policies and procedures with retroactive effect) without the consent of any Participant (or other interested party) if (i) the Committee determines that such action is necessary or appropriate in order for the Company, this Plan or the Award to satisfy or conform to any applicable law, rule, regulation or other legal requirement, to any listing standard or other requirement of a national securities exchange, or to any accounting standard or requirement, (ii) such action is permitted by another provision of this Plan, or (iii) the Committee determines that such action is not reasonably likely to significantly diminish the benefits provided under such Award, or that any such diminishment has been adequately compensated, in each case even if such action reduces, restricts or eliminates rights granted under the Plan, an Award or Award Agreement prior to the modification, amendment or cancellation.

(d) Survival of Committee Authority and Awards.  Notwithstanding the foregoing, the authority of the Committee to administer this Plan and modify or amend an Award, and the authority of the Board to amend the Plan, shall extend beyond the date of this Plan’s termination so long as any Award remains outstanding. In addition, termination of this Plan will not affect the rights of Participants with respect to Awards previously granted to them, and all unexpired Awards will continue in force and effect after termination of this Plan except as they may lapse or be terminated by their own terms and conditions or the terms of this Plan.

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(e) Repricing Prohibited.  Notwithstanding anything in this Plan to the contrary, and except for the adjustments provided in Section 14, neither the Committee nor any other person may decrease the exercise price for any outstanding Option granted under this Plan after the date of grant nor allow a Participant to surrender an outstanding Option granted under this Plan to the Company as consideration for the grant of a new Option with a lower exercise price.

(f) Foreign Participation.  To assure the viability of Awards granted to Participants employed in foreign countries, the Committee may provide for such special terms as it may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. Moreover, the Committee may approve such supplements to, or amendments, restatements or alternative versions of this Plan as it determines is necessary or appropriate for such purposes. Any such amendment, restatement or alternative versions that the Committee approves for purposes of using this Plan in a foreign country will not affect the terms of this Plan for any other country. In addition, all such supplements, amendments, restatements or alternative versions must comply with the provisions of Section 12(b)(ii).

13. Taxes.

(a) Withholding. The Company is entitled to withhold the amount of any tax attributable to any amount payable or Shares deliverable under this Plan after giving the person entitled to receive such amount or Shares notice as far in advance as reasonably practicable, and the Company may defer making payment or delivery if any such tax may be pending unless and until indemnified to its satisfaction. The Committee may permit a Participant to pay all or a portion of the federal, state and local withholding taxes arising in connection with (a) the exercise of a nonqualified stock option, (b) a disqualifying disposition of Shares received upon the exercise of an incentive stock option, or (c) the lapse of restrictions on Restricted Stock, by electing to (i) have the Company withhold Shares otherwise issuable under the Award, (ii) tender back Shares received in connection with such Award or (iii) deliver other previously owned Shares, in each case having a Fair Market Value equal to the amount to be withheld. However, the amount to be withheld may not exceed the total minimum federal, state and local tax withholding obligations associated with the transaction. The election must be made on or before the date as of which the amount of tax to be withheld is determined and otherwise as the Committee requires. The Fair Market Value of fractional Shares remaining after payment of the withholding taxes may be paid to the Participant in cash.

(b) Section 409A of the Code. It is the intention of the Company that the Options, SARs and Restricted Stock granted under this Plan will be exempt from the requirements of Section 409A of the Code, and the other Awards granted under the Plan will be exempt from, or will comply with the requirements of, Section 409A of the Code, and the Plan and the terms and conditions of all Awards and Award Agreements shall be interpreted, construed and administered consistent with such intent. The Committee shall have the right to amend the Plan and any outstanding Awards or Award Agreements or adopt other forms, policies and procedures applicable to the Plan, Awards and Award Agreements (including amendments, policies and procedures with retroactive effect) without Participant consent as may be necessary or appropriate to comply with the requirements of Section 409A of the Code or an exemption thereto, even if the amendment reduces, restricts or eliminates rights granted under the Plan, an Award or Award Agreement prior to the amendment. Although the Company intends to administer the Plan, Awards and Award Agreements in compliance with Section 409A of the Code or an exemption thereto, the Company does not warrant that the terms of any Award or Award Agreement or the Company’s administration thereof will be exempt from, or will comply with the requirements of, Section 409A of the Code. The Company shall not be liable to any Participant or any other person for any tax, interest, or penalties that the person may incur as a result of an Award or Award Agreement or the Company’s administration thereof not satisfying any of the requirements of Section 409A of the Code.

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14. Adjustment Provisions; Change of Control.

(a) Adjustment of Shares. In the event that, at any time or from time to time, a stock dividend, stock split, reverse stock split, spin-off, recapitalization, extraordinary dividend, or other equity restructuring (as defined in Statement of Financial Accounting Standards No. 123 (revised)) occurs that affects the Shares, the Committee shall, in such manner as it deems equitable, adjust any or all of (i) the number and type of Shares subject to this Plan (including the number and type of Shares that may be granted as Restricted Stock or issued pursuant to incentive stock options, that may be granted to a Participant in any fiscal year) and which may after the event be made the subject of Awards under this Plan, (ii) the number and type of Shares subject to outstanding Awards, and (iii) the grant, purchase, or exercise price with respect to any Award. Such adjustment shall be made by the Committee in a manner it deems equitable in order to prevent the enlargement or dilution of the benefits or potential benefits intended to be granted under this Plan. Further, the number of Shares subject to any Award payable or denominated in Shares must always be a whole number, and upon any such adjustment the Shares subject to any Award shall be rounded down to the nearest whole Share. It is intended that, to the greatest extent possible, any adjustments contemplated by this Section 14(a) be made in a manner that satisfies applicable legal, tax (including, without limitation and as applicable in the circumstances, Section 424 and 409A of the Code), and accounting (so as to not trigger any charge to earnings with respect to such adjustment) requirements.

(b) Mergers and Other Corporation Transactions. In the event of any merger, consolidation, combination, share exchange, acquisition of property or stock, reorganization, dissolution, or other similar corporate transaction or event, whether or not constituting a Change of Control, the Committee may (without the consent of any Participant or other holder of an Award), in its discretion, provide for or cause Awards to be assumed by the surviving corporation or its parent, continued by the Company (if the Company is a surviving corporation), cancelled in exchange for a payment of cash, substituted or exchanged for stock, other securities, or other property, or any combination of the foregoing. Such action shall be effective at such time and in such manner as the Committee specifies based upon, to the extent relevant under the circumstances, the distribution or consideration payable to holders of the Shares upon or in respect of such event. Further, all outstanding Awards shall be subject to the terms of any agreement governing any such merger, consolidation, combination, share exchange, acquisition of property or stock, reorganization, dissolution or other transaction or event. If an Award is cancelled in whole or in part in exchange for a cash payment, the amount of such payment shall be determined by the Committee, but if such transaction or event constitutes a Change of Control, then such payment shall be at least as favorable to the holder as the greatest amount the holder could have received in respect of such Award under subsection (d).

(c) Issuance or Assumption.  Notwithstanding any other provision of this Plan, and without affecting the number of Shares otherwise reserved or available under this Plan, in connection with any merger, consolidation, acquisition of property or stock, or reorganization, the Committee may authorize the issuance or assumption of awards upon such terms and conditions as it may deem appropriate.

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(d) Change of Control.  Except to the extent the Committee provides a result more favorable to holders of Awards, in the event of a Change of Control:

(i)    each holder of an Option (A) shall have the right at any time thereafter to exercise the Option in full whether or not the Option was theretofore exercisable; and (B) shall have the right, exercisable by written notice to the Company within 60 days after the Change of Control, to receive, in exchange for the surrender of the Option, an amount of cash equal to the excess of the Change of Control Price of the Shares covered by the Option that is so surrendered over the purchase or grant price of such Shares under the Award; provided that the foregoing shall not apply with respect to any portion of an Option that was forfeited or cancelled upon a Participant’s termination of employment or service prior to the date of the Change of Control;

(ii)   Restricted Stock that is not then vested shall vest upon the date of the Change of Control and each holder of such Restricted Stock shall have the right, exercisable by written notice to the Company within 60 days after the Change of Control, to receive, in exchange for the surrender of such Restricted Stock, an amount of cash equal to the Change of Control Price of such Restricted Stock;

(iii)  each holder of a Performance Share and/or Performance Unit for which the performance period has not expired shall have the right, exercisable by written notice to the Company within 60 days after the Change of Control, to receive, in exchange for the surrender of the Performance Share and/or Performance Unit, an amount of cash equal to the product of the value of the Performance Share and/or Performance Unit and a fraction the numerator of which is the number of whole months which have elapsed from the beginning of the performance period to the date of the Change of Control and the denominator of which is the number of whole months in the performance period;

(iv)  each holder of a Performance Share and/or Performance Unit that has been earned but not yet paid shall receive an amount of cash equal to the value of the Performance Share and/or Performance Unit; and

(v)   all annual incentive awards that are earned but not yet paid shall be paid, and all annual incentive awards that are not yet earned shall be deemed to have been earned pro rata, as if the Performance Goals are attained as of the effective date of the Change of Control, by taking the product of (A) the Participant’s maximum award opportunity for the fiscal year, and (B) a fraction, the numerator of which is the number of full or partial months that have elapsed from the beginning of the fiscal year to the date of the Change of Control and the denominator of which is 12.

For purposes of this Section 14, the “value” of a Performance Share shall be equal to, and the “value” of a Performance Unit the value of which is equal to the Fair Market Value of one or more Shares shall be based on, the Change of Control Price.

15. Miscellaneous.

(a) Other Terms and Conditions.  The grant of any Award under this Plan may also be subject to other provisions (whether or not applicable to the Award awarded to any other Participant) as the Committee determines appropriate, including, without limitation, provisions for:

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(i)    if and to the extent permitted Section 409A of the Code, one or more means to enable Participants to defer the delivery of Shares or recognition of taxable income relating to Awards or cash payments derived from the Awards on such terms and conditions as the Committee determines, including, by way of example, the form and manner of the deferral election, the treatment of dividends paid on the Shares during the deferral period or a means for providing a return to a Participant on amounts deferred, and the permitted distribution dates or events (provided that no such deferral means may result in an increase in the number of Shares issuable under this Plan);

(ii)   the purchase of Shares under Options in installments;

(iii)  the payment of the purchase price of Options by delivery of cash or other Shares or other securities of the Company (including by attestation) having a then Fair Market Value equal to the purchase price of such Shares, or by delivery (including by fax) to the Company or its designated agent of an executed irrevocable option exercise form together with irrevocable instructions to a broker-dealer to sell or margin a sufficient portion of the Shares and deliver the sale or margin loan proceeds directly to the Company to pay for the exercise price;

(iv)  if and to the extent permitted by Section 409A of the Code, provisions giving the Participant the right to receive dividend payments or dividend equivalent payments with respect to the Shares subject to the Award (both before and after the Shares subject to the Award are earned, vested or acquired), which payments may be either made currently or credited to an account for the Participant, and may be settled in cash or Shares, as the Committee determines;

(v)   restrictions on resale or other disposition; and

(vi)  compliance with federal or state securities laws and stock exchange requirements.

(b) Employment.  Nothing in the Plan or an Award agreement shall interfere with or limit in any way the right of the Company or its Affiliates to terminate any Participant’s employment or other service relationship at any time, nor confer upon any Participant any right to continue in the capacity in which he or she is employed or otherwise serves the Company or its Affiliates.  Unless the Committee provides otherwise in a Participant’s Award agreement, if a Participant changes status from an employee to a Director, or vice versa, or directly transfers employment among the Company or any of its Affiliates such that the Participant does not cease to be an employee of the Company and its Affiliates, the Participant shall not be considered to have terminated employment or service under the terms of this Plan or the Participant’s Award (except, in the case of an incentive stock option, as otherwise required by the Code for purposes of determining the Option’s qualification as an incentive stock option). However, in the event that the Company sells its entire interest in an Affiliate, or sells a portion of its interest in such Affiliate so that such entity no longer meets the definition of an Affiliate, then a Participant at such entity will be considered to have terminated employment at such time for purposes of this Plan and the Participant’s Award agreement unless the Participant’s Award Agreement or the Committee provides otherwise.

13

(c) Award Agreement.  No Award granted under this Plan shall be effective unless and until either (i) the Company and the Participant execute a written agreement that sets forth the terms and provisions applicable to the Participant’s Award, or (ii) the Company issues a written statement to a Participant describing the terms and provisions of the Participant’s Award.

(d) No Fractional Shares.  No fractional Shares or other securities may be issued or delivered pursuant to this Plan, and the Committee may determine whether cash, other securities or other property will be paid or transferred in lieu of any fractional Shares or other securities, or whether such fractional Shares or other securities or any rights to fractional Shares or other securities will be canceled, terminated or otherwise eliminated.

(e) Unfunded Plan.  This Plan is unfunded and does not create, and should not be construed to create, a trust or separate fund with respect to this Plan’s benefits. This Plan does not establish any fiduciary relationship between the Company and any Participant or other person. To the extent any person holds any rights by virtue of an Award granted under this Plan, such rights are no greater than the rights of the Company’s general unsecured creditors.

(f) Requirements of Law.  The granting of Awards under this Plan and the issuance of Shares in connection with an Award are subject to all applicable laws, rules and regulations and to such approvals by any governmental agencies or national securities exchanges as may be required. Notwithstanding any other provision of this Plan or any award agreement, the Company has no liability to deliver any Shares under this Plan or make any payment unless such delivery or payment would comply with all applicable laws and the applicable requirements of any securities exchange or similar entity.

(g) Governing Law.  This Plan, and all agreements under this Plan, should be construed in accordance with and governed by the laws of the State of Florida, without reference to any conflict of law principles.

(h) Construction.  Titles and heading to sections are for purposes of reference only, and shall in no way limit, define or otherwise affect the meaning or interpretation of the Plan.  Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine, any feminine term used herein also shall include the masculine, the plural shall include the singular, and the singular shall include the plural.

(i) Severability.  If any provision of this Plan or any award agreement or any Award (i) is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction, or as to any person or Award, or (ii) would disqualify this Plan, any award agreement or any Award under any law the Committee deems applicable, then such provision should be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the intent of this Plan, award agreement or Award, then such provision should be stricken as to such jurisdiction, person or Award, and the remainder of this Plan, such award agreement and such Award will remain in full force and effect.

(j) Non-Exclusivity. The adoption of this Plan shall not preclude the Company from maintaining or adopting any additional stock option, restricted stock, incentive or other compensation plans or arrangements for any of its officers, directors, employees or other service providers.

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**SUPERIOR UNIFORM GROUP, INC.**
**10055 Seminole Boulevard, PO. Box 4002, Seminole, FL 33775-0002**

**THIS PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 2, 2013**

The undersigned shareholder appoints MICHAEL BENSTOCK and ALAN D. SCHWARTZ, or any one of them, as proxies with full power of substitution and resubstitution, to vote the shares of capital stock of the Company that the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held at the offices of the Company on May 2, 2013 at 2:00 p.m., local time, and at any adjournments thereof, upon matters properly coming before the meeting, as set forth in the Notice of Annual Meeting included herewith, unless otherwise specified.

**THE SHARES REPRESENTED HEREBY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR PROPOSALS 1, 2, 3, AND 5 INDICATED ON THIS CARD AND AS DESCRIBED IN THE PROXY STATEMENT FOR PROPOSAL 4 INDICATED ON THIS CARD.** The proxies, in their discretion, are further authorized to vote (x) for the election of a person to the Board of Directors, if any nominee named herein becomes unable to serve or for good cause will not serve, (y) on any matter which the Board of Directors did not know would be presented at the 2013 Annual Meeting of Shareholders by February 1, 2013, and (z) on other matters which may properly come before the 2013 Annual Meeting of Shareholders and any adjournments or postponements thereof.

**THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.**

**Continued and to be signed on reverse side**

PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED.

TO VOTE, MARK BLOCKS IN BLUE OR BLACK INK AS FOLLOWS: ☒

KEEP THIS PORTION FOR YOUR RECORDS

**Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held May 2, 2013. The Proxy Statement and our 2012 Annual Report are available at: http://www.viewproxy.com/superioruniformgroup/2013**

**The Board of Directors recommends you vote FOR the following proposal:**

1. Election of Directors.

| | FOR | AGAINST | ABSTAIN |
|---|---|---|---|
| 01 Sidney Kirschner. | ☐ | ☐ | ☐ |
| 02 Michael Benstock. | ☐ | ☐ | ☐ |
| 03 Alan D. Schwartz. | ☐ | ☐ | ☐ |
| 04 Robin Hensley. | ☐ | ☐ | ☐ |
| 05 Paul Mellini. | ☐ | ☐ | ☐ |

**The Board of Directors recommends you vote FOR the following proposal:**

☐ **FOR** ☐ **AGAINST** ☐ **ABSTAIN**

**The Board of Directors recommends you vote FOR the following proposal:**

☐ **FOR** ☐ **AGAINST** ☐ **ABSTAIN**

**The Board of Directors recommends you vote "3 years" in the following proposal:**

☐ **1 year** ☐ **2 years** ☐ **3 years** ☐ **ABSTAIN**

**The Board of Directors recommends you vote FOR the following proposal:**

☐ **FOR** ☐ **AGAINST** ☐ **ABSTAIN**

**Please sign, date and return promptly in the enclosed envelope.**

Date ____________________

Signature ____________________

Signature ____________________
(Joint Owners)

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Address Change/Comments: (If you noted any Address Changes and/or Comments above, please mark box.) ☐

Please indicate if you plan to attend this meeting ☐

**CONTROL NUMBER**

PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED.

**CONTROL NUMBER**

# PROXY VOTING INSTRUCTIONS

Please have your 11 digit control number ready when voting by Internet or Telephone

**INTERNET**

**Vote Your Proxy on the Internet:**

**Go to www.cesvote.com**

Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

**TELEPHONE**

**Vote Your Proxy by Phone:**

**Call 1 (888) 693-8683**

Use any touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares.

**MAIL**

**Vote Your Proxy by Mail:**

Mark, sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided.